UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:      June 30, 2023

Date of reporting period:   June 30, 2023

Item 1:    Reports to Stockholders

Annual Report June 30, 2023 Balanced Fund Dividend Growth Fund Global Dividend Growth Fund Large Cap Growth Fund ESG Growth Fund Mid Cap Growth Fund Small Cap Dividend Growth Fund Small Cap Growth Fund International Growth Fund Developing Markets Growth Fund Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 4, 2023

Dear Fellow Shareholders:

A combination of a resilient U.S. economy and a resurgent technology sector led to strong equity returns over the twelve months ended June 30, 2023. We expect more subdued gains, however, in the near term, as investors struggle with the timing of the much-anticipated recession and the end of the Federal Reserve’s tightening cycle.

Economic Summary

The U.S. economy continues to post modest growth, despite significant headwinds from higher interest rates, banking turmoil, and cautious business and consumer confidence. Consumer spending has been bolstered by continued strength in labor markets. U.S. nonfarm payroll has grown at an average monthly pace of 316,000 jobs over the last year, well above the 2011 to 2019 average of 194,000. This has contributed to surprising strength in both housing and autos, two sectors that are typically negatively impacted by higher interest rates. Against a historically tight labor market, robust demand has kept services inflation sticky and the Federal Reserve (Fed) on the offensive. The lagged impact of monetary tightening and the risk of “higher for longer” interest rates are notable challenges for economic growth and corporate profits. Although it may be different this time, leading indicators imply job cuts and softer spending are on the way, marking the end of the virtuous cycle. Even if the Fed manages a soft landing, limited slack labor likely mutes the growth outlook.

The Fed delivered a “hawkish” pause at its June meeting and raised its median federal funds rate forecast for year end 2023 to +5.6% from +5.1%, implying two more 25 basis point rate hikes. Although investors anticipated the pause (or skip), many were surprised by the higher fed funds rate projection. The Fed may hike rates one or two more times this year, but it has already done much of the heavy lifting. Inflation-adjusted interest rates are now positive, translating to restrictive monetary policy and reducing pressure on the Fed to tighten further. Thus, we believe yields have peaked and the curve inversion will lessen, as inflation steadily declines. As pandemic-era stimulus expires and consumers deplete savings, we suspect more people (notably early retirees) may re-enter the workforce. As a result, supply shortage-related inflation should continue to ease. Recent data supports this view, as the latest U.S. consumer price index rose just 3.0% year over year, its smallest increase since March 2021. This dynamic interplay between inflation, economic growth, and interest rates will be the focus of our market analysis over the next year. The economy has remained relatively strong, and inflation is declining. Also, the effects of the $6.1 trillion of transfer payments have lasted longer than anticipated. Thus, the timing of a recession (and anticipated rate cuts) keeps getting pushed out, now likely into 2024 (from our previous expectation of late-2023), after the $500 billion of “excess savings” (down from a peak of $2.1 trillion), resulting from transfer payments, is exhausted.

In Europe, warmer-than-seasonal winter weather helped stave off a looming energy crisis, providing an important lift in the economy to help blunt the fallout from the war in Ukraine. Nonetheless, recently revised GDP figures revealed the Euro Area still experienced a mild technical recession for the six months ending March 31. The service sector rebound in the second quarter may have been enough to offset a deepening manufacturing recession in the current quarter, but the outlook is tenuous at best. Meanwhile, the European Central Bank (ECB) continues to raise interest rates in response to sticky core inflation, further straining economic activity. Japan’s recent exit from Covid-related restrictions continues to buoy an economic recovery. A boost in services-focused consumer spending, a resurgence in inbound tourism, and steady domestic-oriented capital spending have propelled the expansion. Still, risks are rising, as inflation readings continue to compel the Bank of Japan to tighten monetary conditions. In China, recent economic indicators have been disappointing, as the post-Covid “reopening” strength proved to be short-lived. Nevertheless, we expect better economic growth momentum into the year’s second half, as increased government stimulus takes hold.

Equity Strategy

U.S. equities have posted solid gains over the past year, most recently led by a rally in artificial intelligence (AI) stories. Market leadership has been narrow, largely led by a handful of AI related mega cap technology stocks. The stock market climbed a so-called “wall of worry,” overcoming higher interest rates, banking woes, the Russia-Ukraine conflict, and a debt ceiling battle in Washington.

Corporate earnings have weakened but have not collapsed, generally reflecting the broader trend in the U.S. economy. For the first quarter of 2023, earnings generally exceeded previously lowered sell-side expectations. Over 78% of the S&P 500® constituents beat consensus, versus 69% in the fourth quarter of 2022 and the 10-year average of 73%. Still, S&P 500® bottom-up earnings fell -1.3% year over year, and management mentions of “weak demand” spiked to a near record. Also, the S&P 500®’s net margin has fallen -250 basis points from its mid-2021 peak. The consensus estimate implies bottom-up earnings will drop by a mid- to high single-digits percentage year over year in the second quarter, likely setting another low bar. However, given still-resilient GDP growth, we expect another set of decent earnings reports for the second quarter. Conversely, bottom-up consensus estimates for second half 2023 and calendar 2024 are still too high and do not discount a recession scenario. Even during mild earnings contractions, S&P 500® profits

2	SIT MUTUAL FUNDS ANNUAL REPORT

historically drop -10%, on average, which compares to current expectations of mid-single-digit earnings growth for the second half of 2023. At least for now, investors seem intent on looking past potential downward revisions, as markets are an anticipatory mechanism, but we expect market volatility to rise as the scenario (i.e., earnings estimate cuts) plays out.

It is interesting to note that the stock market has rallied, even as sentiment measures have indicated a defensive positioning among institutional investors. For retail investors, however, it appears that AI euphoria-driven equity gains exacerbated fears of missing out, turning bears into wary bulls and pulling them back into the market. In fact, U.S. households are overallocated to stocks relative to historical norms. A cumulative $41 billion has flowed into equity mutual funds and ETFs globally in the first half of 2023, bringing the total since April 2020 to an unprecedented $1.5 trillion. Strong equity returns over the past twelve months have resulted in equity valuations close to “fair” levels. Therefore, we expect more subdued returns in the short term, as investors struggle with the timing of the much-anticipated recession and the end of the Federal Reserve’s tightening cycle. Portfolios remain well-diversified and consist of both secular and cyclical growers. With the recent upward surge in technology stocks, we see better near-term opportunities in groups that lagged in the first half. Specifically, many industrials show steady growth and have tailwinds in end markets, such as infrastructure, electrification, automation, and aerospace. The healthcare sector is also attractive, with earnings generally immune to a softening economy. We see compelling investment opportunities in medical devices, hospitals, HMOs, and select biopharma stocks. Finally, while lower energy prices have led to weak share prices this year, we believe the energy sector is attractive, given its still-healthy free cash generation, strong balance sheets, and leverage to higher prices when the next upcycle takes hold.

We strongly prefer “quality” stocks, as economic conditions will likely become more challenging during the second half of 2023. In this regard, we expect quality dividend-paying stocks to fare better following a difficult first half, as non-dividend-paying, “risk on” groups (primarily related to technology) drove market returns. Importantly, despite a slowing earnings backdrop, most Fund holdings continue to increase payouts (albeit at a more modest pace than in prior years). We believe dividend-paying growth stocks allow investors to participate in equity market gains in upturns, while providing downside protection if the backdrop becomes more difficult. In addition to the above-noted sectors, we see compelling investment opportunities in diverse areas, such as defense, semiconductors, transportation, insurance, waste management, and select utilities. Internationally, we continue to emphasize exposure to China, South Korea, India, Singapore, and Australia. This preference is based on solid economic growth and lower inflation (and interest rates) in these countries.

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2023	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the 12-month period ended June 30, 2023 was +12.53%. The S&P 500® Index return was +19.59% over the period, while the Bloomberg Aggregate Bond Index declined -0.94%.

Factors that Influenced the Fund’s Performance

During the twelve months ended June 30, 2023, the fixed income portion of the portfolio underperformed the Bloomberg Aggregate Bond Index, as the income advantage of the holdings was more than offset by price declines. Interest rates rose dramatically during the period and the yield curve inverted, in response to contractionary monetary policy by the Federal Reserve to combat high levels of inflation that had spread throughout the economy. This pushed shorter maturity interest rates to levels that exceeded those of longer maturities. Underperformance was particularly pronounced in the closed-end bond fund sector. Closed-end bond fund valuations suffered in conjunction with the inversion of the yield curve, resulting in price declines which more than offset the sector’s significant yield advantage. The U.S. Government bond sector also underperformed, as elevated interest rate sensitivity resulted in significant price declines during the period as interest rates rose. The structured mortgage securities in the portfolio outperformed, due to their yield advantage combined with heightened investor demand, as interest rates on home mortgages remain elevated. The outperformance in the equity portion of the Fund during the period was driven largely by strong stock selection in the electronic technology and producer manufacturing sectors, combined with an underweight position in the lagging health technology sector. Key holdings included Nvidia, Broadcom, Palo Alto Networks, Parker-Hannifin, and Siemens. Conversely, stock selection in the technology services and retail trade sectors detracted from performance.

Outlook and Positioning

We expect the economy and inflation to cool in the coming quarters, which should drive a decline in interest rates. We also expect the yield curve to start to normalize back to its more traditional upward-sloping shape. For the first time in a decade, interest rate sensitivity in fixed income securities could actually be considered a positive feature rather than a risk, as declining interest rates push bond prices higher. We are overweight non-government bond sectors in the 3- to 5-year part of the yield curve, which we expect to outperform as the shape of the curve normalizes. With mortgage coupons at historically attractive levels, we have also maintained exposure to the structured mortgage sector.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year. It is not possible to invest directly in an index. This is the primary index for the fixed income portion of the Fund.

Portfolio yields are higher than we have seen in years and the additional income should enhance bond returns. In the equity portion of the Fund, positions remain well-diversified and consist of both secular and cyclical growers. We have maintained a large overweight position in technology companies that should benefit from secular trends, such as artificial intelligence, cloud spending, and Big Data. Additionally, for the longer term, we are looking to selectively grow our exposure to early-stage cyclicals (e.g., consumer discretionary), which should outperform as economic growth improves in 2024.

As of June 30, 2023, the asset allocation of the Fund was 64.8% equity, 32.3% fixed income, and 2.9% cash and other net assets.

Roger J. Sit

Bryce A. Doty

Ronald D. Sit

Portfolio Managers

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit Balanced Fund	S&P 500® Index[1]	Bloomberg Aggregate Bond Index[2]
One Year	12.53%	19.59%	-0.94%
Five Year	7.92	12.31	0.77
Ten Year	8.54	12.86	1.52
Since Inception (12/31/93)	7.21	10.04	4.37

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/23:	$28.76	Per Share
Net Asset Value 6/30/22:	$26.86	Per Share
Net Assets:	$49.5	Million

TOP HOLDINGS

Top Equity Holdings:

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	NVIDIA Corp.

5.	Broadcom, Inc.

Top Fixed Income Holdings:

1.	U.S. Treasury Notes, 3.50%, 2/15/33

2.	U.S. Treasury Bonds, 3.63%, 2/15/53

3.	Federal National Mortgage Association, 4.50%, 9/1/52

4.	Federal National Mortgage Association, 4.50%, 7/1/52

5.	JP Morgan Mortgage Trust, 5.00%, 7/25/52

Based on net assets as of June 30, 2023.

FUND DIVERSIFICATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	5

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 64.8%

Communications - 0.4%
American Tower Corp.	1,050	203,637

Consumer Durables - 0.4%
YETI Holdings, Inc. *	5,500	213,620

Consumer Non-Durables - 2.8%
Constellation Brands, Inc.	2,025	498,413
Estee Lauder Cos., Inc. - Class A	1,635	321,081
Mondelez International, Inc.	3,400	247,996
PepsiCo, Inc.	1,825	338,026

		1,405,516

Consumer Services - 2.4%
McDonald’s Corp.	1,450	432,694
Visa, Inc.	3,100	736,188

		1,168,882

Electronic Technology - 13.8%
Apple, Inc.	14,600	2,831,962
Applied Materials, Inc.	2,600	375,804
Arista Networks, Inc. *	765	123,976
Broadcom, Inc.	1,485	1,288,134
NVIDIA Corp.	4,200	1,776,684
Palo Alto Networks, Inc. *	1,100	281,061
Qualcomm, Inc.	1,100	130,944

		6,808,565

Energy Minerals - 1.5%
ConocoPhillips	5,775	598,348
Shell, PLC, ADR	2,400	144,912

		743,260

Finance - 3.2%
Ameriprise Financial, Inc.	1,150	381,984
Chubb, Ltd.	1,400	269,584
Goldman Sachs Group, Inc.	1,600	516,064
JPMorgan Chase & Co.	2,925	425,412

		1,593,044

Health Services - 3.1%
Centene Corp. *	3,500	236,075
HCA Healthcare, Inc.	850	257,958
UnitedHealth Group, Inc.	2,150	1,033,376

		1,527,409

Health Technology - 3.9%
Abbott Laboratories	3,550	387,021
Dexcom, Inc. *	5,260	675,963
Johnson & Johnson	1,250	206,900
Thermo Fisher Scientific, Inc.	1,200	626,100

		1,895,984

Industrial Services - 0.9%
Cheniere Energy, Inc.	2,900	441,844

Process Industries - 1.9%
Darling Ingredients, Inc. *	3,525	224,860
Linde, PLC	1,225	466,823
Sherwin-Williams Co.	1,000	265,520

		957,203

Name of Issuer	Quantity	Fair Value ($)

Producer Manufacturing - 5.4%
Aptiv, PLC *	2,375	242,464
Honeywell International, Inc.	1,450	300,875
Motorola Solutions, Inc.	1,400	410,592
Northrop Grumman Corp.	675	307,665
Parker-Hannifin Corp.	1,350	526,554
Safran SA, ADR	11,550	453,222
Siemens AG, ADR	5,175	431,647

		2,673,019

Retail Trade - 7.0%
Amazon.com, Inc. *	9,700	1,264,492
CVS Health Corp.	5,800	400,954
Home Depot, Inc.	1,825	566,918
Lululemon Athletica, Inc. *	925	350,112
Netflix, Inc. *	150	66,074
TJX Cos., Inc.	5,100	432,429
Ulta Beauty, Inc. *	795	374,123

		3,455,102

Technology Services - 16.2%
Accenture, PLC	2,025	624,874
Adobe, Inc. *	475	232,270
Alphabet, Inc. - Class A *	12,400	1,484,280
Alphabet, Inc. - Class C *	4,100	495,977
Atlassian Corp. *	1,050	176,200
Autodesk, Inc. *	1,275	260,878
Dynatrace, Inc. *	4,250	218,748
Intuit, Inc.	1,200	549,828
Microsoft Corp.	7,800	2,656,212
Paycom Software, Inc.	600	192,744
Salesforce, Inc. *	3,650	771,099
ServiceNow, Inc. *	560	314,703

		7,977,813

Transportation - 1.3%
FedEx Corp.	975	241,703
Union Pacific Corp.	2,050	419,471

		661,174

Utilities - 0.6%
NextEra Energy, Inc.	4,140	307,188

Total Common Stocks (cost: $16,997,183)		32,033,260

Name of Issuer	Principal Amount ($)	Fair Value ($)

Bonds – 29.5%

Asset-Backed Securities - 0.4%

Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	12,092	11,805
2007-20H 1, 5.78%, 8/1/27	10,948	10,756

Towd Point Mortgage Trust:
2020-MH1 A1A, 2.18%, 2/25/60 [1,4]	77,482	71,916
2019-MH1 A2, 3.00%, 11/25/58 [1,4]	100,000	95,795

		190,272

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)

Collateralized Mortgage Obligations - 6.1%

Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	17,991	15,866
2003-34 A1, 6.00%, 4/25/43	23,938	23,991
2004-T1 1A1, 6.00%, 1/25/44	14,332	14,388
1999-17 C, 6.35%, 4/25/29	4,640	4,641
2001-82 ZA, 6.50%, 1/25/32	7,515	7,614
2009-30 AG, 6.50%, 5/25/39	25,922	26,723
2013-28 WD, 6.50%, 5/25/42	23,434	24,323
2004-T1 1A2, 6.50%, 1/25/44	38,184	38,709
2004-W9 2A1, 6.50%, 2/25/44	25,583	25,827
2010-108 AP, 7.00%, 9/25/40	297	306
2004-T3 1A3, 7.00%, 2/25/44	4,943	5,088

Freddie Mac:
5280 A, 3.50%, 1/25/50	161,584	149,295
4812 CZ, 4.00%, 5/15/48	166,711	157,060
4293 BA, 5.28%, 10/15/47 [1]	7,560	7,660
2122 ZE, 6.00%, 2/15/29	25,031	25,206
2126 C, 6.00%, 2/15/29	16,911	16,950
2480 Z, 6.00%, 8/15/32	19,647	19,731
2485 WG, 6.00%, 8/15/32	20,715	21,076
2575 QE, 6.00%, 2/15/33	9,146	9,307
2980 QA, 6.00%, 5/15/35	10,677	10,956
2283 K, 6.50%, 12/15/23	232	232
2357 ZJ, 6.50%, 9/15/31	15,155	15,138
4520 HM, 6.50%, 8/15/45	12,536	13,388
3704 CT, 7.00%, 12/15/36	8,506	8,934
2238 PZ, 7.50%, 6/15/30	6,908	7,195

Government National Mortgage Association:
2021-86 WB, 4.73%, 5/20/51 [1]	140,169	138,620
2021-104 HT, 5.50%, 6/20/51	173,733	176,348
2021-27 AW, 5.85%, 2/20/51 [1]	190,220	199,919
2015-80 BA, 7.00%, 6/20/45 [1]	8,411	8,661
2018-147 AM, 7.00%, 10/20/48	26,747	28,116
2018-160 DA, 7.00%, 11/20/48	23,181	24,307
2014-69 W, 7.20%, 11/20/34 [1]	11,851	12,259
2013-133 KQ, 7.30%, 8/20/38 [1]	13,794	14,385
2005-74 HA, 7.50%, 9/16/35	473	477

JP Morgan Mortgage Trust:
2021-6 A4, 2.50%, 10/25/51 1, [4]	298,160	255,693
2021-13 A4, 2.50%, 4/25/52 1, [4]	270,283	231,540
2021-6 A12, 5.00%, 10/25/51 1, [4]	283,167	272,898
2021-13 A11, 5.00%, 4/25/52 1, [4]	290,213	265,758
2022-1 A11, 5.00%, 7/25/52 1, [4]	341,406	312,479
2022-2 A11, 5.00%, 8/25/52 1, [4]	319,741	296,195

New Residential Mortgage Loan Trust:
2018-3A A1, 4.50%, 5/25/58 1, [4]	35,704	33,934

Sequoia Mortgage Trust:
2020-4 A5, 2.50%, 11/25/50 1, [4]	41,552	36,714

Vendee Mortgage Trust:
2008-1 B, 5.85%, 3/15/25 [1]	6,616	6,654

Wells Fargo Mortgaged Backed Securities Trust:
2020-5 A3, 2.50%, 9/25/50 1, [4]	34,370	30,307

		2,994,868

Name of Issuer	Principal Amount ($)	Fair Value ($)

Corporate Bonds - 8.7%
Amazon.com, Inc., 4.70%, 12/1/32	150,000	151,187
American Tower Trust, 5.49%, 3/15/28 [4]	150,000	150,057
AstraZeneca, PLC, 4.00%, 1/17/29	175,000	168,715
Bank of America Corp., 5.20%, 4/25/29 [1]	50,000	49,439
Bristol-Myers Squibb Co., 4.25%, 10/26/49	175,000	154,905
British Airways 2020-1 Class B Pass Through Trust, 8.38%, 11/15/28 [4]	43,276	43,570
Charles Stark Draper Lab., Inc., 4.39%, 9/1/48	100,000	88,354
Comcast Corp., 4.55%, 1/15/29	250,000	245,427
Consumers Energy Co., 4.35%, 8/31/64	50,000	40,510
CVS Pass-Through Trust, 7.51%, 1/10/32 [4]	114,062	118,955
Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.63%, 7/30/27	117,841	107,247
Dow Chemical Co., 6.90%, 5/15/53	75,000	84,588
Duke Energy Carolinas, LLC, 5.35%, 1/15/53	50,000	50,580
Duke Energy Florida, LLC:
2.54%, 9/1/29	46,034	41,722
2.86%, 3/1/33	120,000	100,759
Entergy Louisiana, LLC, 4.95%, 1/15/45	200,000	183,983
Equifax, Inc., 3.10%, 5/15/30	100,000	86,206
Fairfax Financial Holdings, 7.75%, 7/15/37	150,000	160,233
Genuine Parts Co., 1.88%, 11/1/30	200,000	156,528
Honeywell International, Inc., 4.25%, 1/15/29	175,000	170,272
ITT, LLC, 7.40%, 11/15/25	25,000	25,103
JPMorgan Chase & Co., 4.59%, 4/26/33 [1]	100,000	95,283
Leidos, Inc., 7.13%, 7/1/32	50,000	52,562
Louisville Gas & Electric Co., 5.45%, 4/15/33	50,000	50,892
Merck & Co., Inc., 3.40%, 3/7/29	150,000	140,322
Meta Platforms, Inc., 3.85%, 8/15/32	150,000	139,218
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29, 7.84%, 12/15/24 1, 4	195,000	194,805
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	250,000	221,624
PacifiCorp, 2.70%, 9/15/30	100,000	83,162
Pfizer Investment Enterprises, 4.45%, 5/19/28	175,000	171,966
Polar Tankers, Inc., 5.95%, 5/10/37 [4]	95,717	97,812
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	89,976
Tennessee Gas Pipeline, LLC, 7.00%, 10/15/28	213,000	224,779
Union Electric Co., 4.00%, 4/1/48	100,000	81,889
United Airlines 2019-2 Class AA Pass Through Trust, 2.70%, 5/1/32	128,850	107,878
UnitedHealth Group, Inc., 5.30%, 2/15/30	150,000	153,632
Unum Group, 7.25%, 3/15/28	25,000	26,027

		4,310,167

Federal Home Loan Mortgage Corporation - 0.2%
7.50%, 7/1/29	47,292	48,371
8.50%, 5/1/31	57,592	59,508

		107,879

Federal National Mortgage Association - 2.0%
4.50%, 7/1/52	330,190	317,616
4.50%, 9/1/52	333,093	320,413
5.50%, 8/1/56	160,123	164,178
6.00%, 7/1/41	140,679	145,104
6.50%, 2/1/24	161	161
6.50%, 9/1/27	16,413	16,764

See accompanying notes to financial statements.

JUNE 30, 2023	7

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

7.00%, 1/1/32	4,447	4,428
7.00%, 3/1/33	12,258	12,409
7.00%, 12/1/38	9,447	9,571
8.42%, 7/15/26	897	895

		991,539

Government National Mortgage Association - 1.8%
3.50%, 1/20/52	181,026	167,101
3.50%, 2/20/52	274,369	253,274
4.00%, 9/20/52	243,314	225,978
5.00%, 5/20/48	24,019	24,054
5.50%, 8/20/62	169,248	167,374
6.50%, 11/20/38	9,028	9,146
7.00%, 12/15/24	1,966	1,933
7.00%, 11/20/27	4,616	4,638
7.00%, 9/20/29	13,831	14,112
7.00%, 9/20/38	6,143	6,368
7.50%, 4/20/32	7,989	8,062

		882,040

Taxable Municipal Securities - 6.4%
Benton & Polk Sch. Dist. No. 17J G.O., 5.47%, 6/15/27	150,000	153,819
Chicago Park Dist., 2.53%, 1/1/34	235,000	186,268
CO Health Facs. Auth., 3.13%, 5/15/27	250,000	223,065
Colorado Edu. & Cultural Fac. Auth., 3.97%, 3/1/56	205,000	160,720
Coventry Local Sch. Dist., 2.20%, 11/1/29	200,000	168,986
LaGrange Co. Regional Utility Dist., 2.98%, 1/1/40	230,000	181,969
Maricopa Co. Industrial Dev. Auth., 3.50%, 7/1/44 [4]	100,000	73,452

Massachusetts Edu. Auth.:
4.00%, 1/1/32	20,000	19,417
4.41%, 7/1/34	15,000	14,649
4.95%, 7/1/38	200,000	190,162
5.95%, 7/1/44	150,000	148,093
MN Hsg. Fin. Agy., 2.31%, 1/1/27	135,000	123,954
NJ Higher Edu. Student Assit. Auth., 3.50%, 12/1/39 [8]	80,000	75,870
NY State Dormitory Auth., 2.69%, 7/1/35	200,000	153,470
Oregon State Fac. Auth., 2.68%, 7/1/31	350,000	286,738
Public Fin. Auth., 4.23%, 7/1/32	105,000	98,285
RI Student Loan Auth., 4.13%, 12/1/27	200,000	188,462
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	105,557
Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27	205,000	185,648
VA Hsg. Dev. Auth., 2.13%, 7/25/51	221,910	164,382
WA State Hsg. Fin. Comm., 3.50%, 7/1/24 [4]	155,000	152,131
Wichita Falls, 1.65%, 9/1/28	145,000	124,902

		3,179,999

U.S. Treasury / Federal Agency Securities - 3.9%

U.S. Treasury - 3.9%
U.S. Treasury Bonds 3.63%, 2/15/53	625,000	598,828

U.S. Treasury Notes:
2.75%, 4/30/27	300,000	283,289
3.50%, 2/15/33	750,000	730,196
4.50%, 11/15/25	250,000	248,662

Name of Issuer	Principal Amount ($)	Fair Value ($)

U.S. Treasury Strip 3.59%, 11/15/50 [6]	175,000	61,838

		1,922,813

Total Bonds (cost $15,915,873)		14,579,577

Name of Issuer	Quantity	Fair Value ($)

Investment Companies 2.8%
BlackRock Enhanced Government Fund	4,536	43,319
BlackRock Income Trust, Inc.	5,300	64,501
DWS Municipal Income Trust	9,800	84,378
MFS Intermediate Income Trust	63,700	174,538
Nuveen AMT-Free Muni Credit Income Fund	20,900	244,530
Nuveen AMT-Free Quality Muni Income Fund	15,100	165,043
Nuveen Multi-Market Income Fund	3,953	22,927
Nuveen Quality Municipal Income Fund	12,500	140,875
Putnam Master Intermediate Income Trust	61,000	192,760
Putnam Premier Income Trust	40,492	142,532
TCW Strategic Income Fund, Inc.	18,000	83,340

Total Investment Companies (cost: $1,523,681)		1,358,743

Short-Term Securities - 2.7%

Fidelity Inst. Money Mkt. Gvt. Fund, 4.99%
(cost $1,359,290)	1,359,290	1,359,290

Total Investments in Securities - 99.8% (cost $35,796,027)		49,330,870

Other Assets and Liabilities, net - 0.2%		120,991

Net Assets - 100.0%		$49,451,861

*	Non-income producing security.
[1]

Variable rate security. Rate disclosed is as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2023 was $2,823,987 and represented 5.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At June 30, 2023, 0.2% of net assets in the Fund was invested in such securities.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks**	32,033,260	—	—	32,033,260
Asset-Backed Securities	—	190,272	—	190,272
Collateralized Mortgage Obligations	—	2,994,868	—	2,994,868
Corporate Bonds	—	4,310,167	—	4,310,167
Federal Home Loan Mortgage Corporation	—	107,879	—	107,879
Federal National Mortgage Association	—	991,539	—	991,539
Government National Mortgage Association	—	882,040	—	882,040
Taxable Municipal Securities	—	3,179,999	—	3,179,999
U.S. Treasury / Federal Agency Securities	—	1,922,813	—	1,922,813
Investment Companies	1,358,743	—	—	1,358,743
Short-Term Securities	1,359,290	—	—	1,359,290

Total:	34,751,293	14,579,577	—	49,330,870

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2023	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities and closed-end investment companies.

Fund Performance

The Sit Dividend Growth Fund Class I posted a +14.76% return during the 12-month period ended June 30, 2023, compared to the +19.59% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.00% as of 6/30/23, compared to 1.54% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute returns over the 12-month period, although it underperformed the S&P500® Index. A large reason for the underperformance was that lower beta, dividend payers lagged, as investors embraced technology stocks, especially those linked to artificial intelligence. The Fund did not own non-dividend-paying names, such as Nvidia, Netflix, and Meta, that were some of the best-performing equities during the period. The biggest detractor to the Fund’s performance during the period was holdings in the health technology sector, where many of its positions were impacted by continued supply chain headwinds. The Fund’s holdings in the electronic technology sector performed well on an absolute basis (+42% total return), helped by an overweight position, but trailed the benchmark’s sector return (+49%). This offset strong selections in Broadcom, Analog Devices, and Applied Materials. An overweight position in utilities also detracted from returns. On the other hand, strong stock performance in health services and consumer non-durables augmented returns, including holdings in HCA Healthcare, Quest Diagnostics, Mondelez, and PepsiCo. Finally, the Fund’s underweight position in the communications sector, which was the worst-performing sector during the period, contributed positively to returns.

Outlook and Positioning

Given the strong equity returns in the first half of 2023, we expect more subdued returns near-term, as investors struggle with the timing of the much-anticipated recession and the end of the Federal Reserve’s tightening cycle. We strongly prefer “quality” stocks, as economic conditions will likely become more challenging during the second half of 2023. In this regard, we expect quality dividend-paying stocks to fare better, following a difficult first half as non-dividend-paying, “risk on” groups, primarily related to technology, drove market returns. Importantly, despite a slowing earnings backdrop, most holdings continue to increase dividend payouts (albeit at a more modest pace than in prior years). We believe dividend-paying growth stocks allow investors to

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

participate in equity market gains in upturns, while providing downside protection if the backdrop becomes more difficult. Given the narrow market leadership in the first half of 2023 that was driven by technology stocks, we would expect leadership to broaden in the coming months, with compelling valuations and growth prospects in diverse areas, including defense, semiconductors, transportation, insurance, waste management, and select utilities. Also, attractive valuations and the defensive nature of the healthcare industry lead us to be overweight in both the healthcare services and health technology sectors. Conversely, while consumer spending has remained strong so far in 2023, there are emerging signs of weakness, which prompts us to be broadly underweight consumer discretionary groups.

Roger J. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index[1]
One Year	14.76%	14.47%	19.59%
Five Year	10.93	10.67	12.31
Ten Year	11.02	10.76	12.86
Since Inception-Class I	9.89	n/a	9.52
(12/31/03)
Since Inception-Class S	n/a	9.36	9.59
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/23:	$14.64	Per Share
Net Asset Value 6/30/22:	$14.29	Per Share
Net Assets:	$209.9	Million

Class S:
Net Asset Value 6/30/23:	$14.54	Per Share
Net Asset Value 6/30/22:	$14.20	Per Share
Net Assets:	$21.3	Million

Weighted Average Market Cap:	$517.1	Billion

TOP 10 HOLDINGS

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Broadcom, Inc.

4.	UnitedHealth Group, Inc.

5.	Johnson & Johnson

6.	ConocoPhillips

7.	Oracle Corp.

8.	Exxon Mobil Corp.

9.	PepsiCo, Inc.

10.	AstraZeneca, PLC, ADR

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	11

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.9%

Commercial Services - 2.8%
Booz Allen Hamilton Holding Corp.	21,100	2,354,760
S&P Global, Inc.	4,650	1,864,138
Sysco Corp.	29,925	2,220,435

		6,439,333

Communications - 1.4%
American Tower Corp.	8,450	1,638,793
SBA Communications Corp.	6,475	1,500,646

		3,139,439

Consumer Durables - 0.6%
Activision Blizzard, Inc. *	16,050	1,353,015

Consumer Non-Durables - 6.3%
Conagra Brands, Inc.	39,700	1,338,684
Constellation Brands, Inc.	8,125	1,999,806
Mondelez International, Inc.	46,275	3,375,299
PepsiCo, Inc.	22,245	4,120,219
Procter & Gamble Co.	23,750	3,603,825

		14,437,833

Consumer Services - 3.0%
McDonald’s Corp.	7,025	2,096,330
Starbucks Corp.	18,000	1,783,080
Visa, Inc.	13,150	3,122,862

		7,002,272

Electronic Technology - 16.6%
Analog Devices, Inc.	18,250	3,555,283
Apple, Inc.	77,075	14,950,238
Applied Materials, Inc.	22,275	3,219,628
Broadcom, Inc.	8,600	7,459,898
Garmin, Ltd.	18,350	1,913,722
International Business Machines Corp.	14,825	1,983,733
Skyworks Solutions, Inc.	23,650	2,617,818
TE Connectivity, Ltd.	19,775	2,771,664

		38,471,984

Energy Minerals - 3.9%
ConocoPhillips	44,200	4,579,562
Exxon Mobil Corp.	40,800	4,375,800

		8,955,362

Finance - 12.6%
Air Lease Corp.	30,925	1,294,211
American International Group, Inc.	46,825	2,694,310
Ameriprise Financial, Inc.	7,250	2,408,160
Bank of New York Mellon Corp.	47,900	2,132,508
Carlyle Group, Inc.	51,550	1,647,023
Chubb, Ltd.	9,025	1,737,854
Everest Re Group, Ltd.	8,085	2,763,938
Goldman Sachs Group, Inc.	4,050	1,306,287
JPMorgan Chase & Co.	18,250	2,654,280
Morgan Stanley	22,050	1,883,070
Realty Income Corp.	61,725	3,690,538
Reinsurance Group of America, Inc.	21,400	2,967,966
Willis Towers Watson, PLC	8,600	2,025,300

		29,205,445

Name of Issuer	Quantity	Fair Value ($)

Health Services - 4.7%
HCA Healthcare, Inc.	6,460	1,960,481
Quest Diagnostics, Inc.	21,625	3,039,610
UnitedHealth Group, Inc.	12,225	5,875,824

		10,875,915

Health Technology - 11.8%
Abbott Laboratories	34,825	3,796,622
AstraZeneca, PLC, ADR	55,275	3,956,032
Bristol-Myers Squibb Co.	46,940	3,001,813
Gilead Sciences, Inc.	40,525	3,123,262
Johnson & Johnson	34,725	5,747,682
Medtronic, PLC	26,675	2,350,067
Thermo Fisher Scientific, Inc.	7,110	3,709,642
Zimmer Biomet Holdings, Inc.	11,375	1,656,200

		27,341,320

Industrial Services - 2.1%
Waste Management, Inc.	15,200	2,635,984
Williams Cos., Inc.	70,020	2,284,753

		4,920,737

Non-Energy Minerals - 0.6%
Glencore, PLC, ADR	119,875	1,349,793

Process Industries - 1.5%
Air Products & Chemicals, Inc.	11,700	3,504,501

Producer Manufacturing - 7.5%
Carlisle Cos., Inc.	7,475	1,917,562
Eaton Corp., PLC	13,700	2,755,070
Emerson Electric Co.	20,850	1,884,632
General Dynamics Corp.	13,975	3,006,721
Honeywell International, Inc.	10,000	2,075,000
Lockheed Martin Corp.	3,510	1,615,934
Parker-Hannifin Corp.	4,750	1,852,690
Siemens AG, ADR	25,925	2,162,404

		17,270,013

Retail Trade - 2.2%
Home Depot, Inc.	6,475	2,011,394
TJX Cos., Inc.	35,050	2,971,889

		4,983,283

Technology Services - 14.8%
Accenture, PLC	10,900	3,363,522
Adobe, Inc. *	4,785	2,339,817
Alphabet, Inc. - Class A *	32,675	3,911,198
Genpact, Ltd.	46,315	1,740,055
Intuit, Inc.	5,590	2,561,282
Microsoft Corp.	46,625	15,877,677
Oracle Corp.	37,425	4,456,943

		34,250,494

Transportation - 2.6%
FedEx Corp.	13,025	3,228,898
Union Pacific Corp.	13,975	2,859,564

		6,088,462

Utilities - 3.9%
NextEra Energy, Inc.	45,125	3,348,275
PPL Corp.	103,200	2,730,672

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Xcel Energy, Inc.	48,150	2,993,485

		9,072,432

Total Common Stocks (cost: $179,498,259)		228,661,633

Short-Term Securities - 0.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99% (cost $2,046,141)	2,046,141	2,046,141

Total Investments in Securities - 99.8% (cost $181,544,400)		230,707,774

Other Assets and Liabilities, net - 0.2%		446,832

Net Assets - 100.0%		$231,154,606

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	228,661,633	—	—	228,661,633
Short-Term Securities	2,046,141	—	—	2,046,141
Total:	230,707,774	—	—	230,707,774

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2023	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities and closed-end investment companies.

Fund Performance

The Sit Global Dividend Growth Fund Class I shares provided a return of +16.46% during the 12-month period ended June 30, 2023, compared to the return of the MSCI World Index of +18.51%. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.03% as of June 30, 2023, compared to 2.00% for the MSCI World Index.

Factors that Influenced the Fund’s Performance

The Fund recorded strong absolute returns during the 12-month period but underperformed its benchmark, as global non-dividend-paying stocks lagged their dividend-paying counterparts. Contributing favorably to performance was not owning anything in telecommunications services, which was the worst-performing sector in the market. Also, the Fund benefited from stock selection in the insurance sector, where it held Arthur J. Gallagher, Munich Reinsurance, and Allianz SE ADR. Finally, owning JPMorgan Chase and a sector underweight in banks added to performance. Conversely, stock selections and sector allocations in the software & services, pharmaceuticals biotechnology & life sciences, and consumer discretionary distribution & retail sectors detracted from relative performance. Adverse holdings included Atlassian and Johnson & Johnson. The Fund was also hurt by not owning Meta Platforms, Eli Lilly, and Netflix.

Geographically, the Fund’s exposure to Asia/Pacific ex Japan, where it owned Broadcom, added value during the 12-month period, while its exposure to Non-Euroland and North America took away from performance. Holdings that hurt performance included Partners Group Holding, Telefonaktiebolaget LM Ericsson, Chubb Limited, CVS Health, and Johnson & Johnson.

Outlook and Positioning

Given the strong equity returns in the first half of 2023, we expect more subdued returns near-term, as investors struggle with the timing of the much-anticipated recession and the end of the Federal Reserve’s tightening cycle. With the recent upward surge in technology stocks, we see better near-term opportunities in groups that lagged in the first half. Specifically, many industrials show steady growth and have tailwinds in end markets, such as infrastructure, electrification, automation, and aerospace. The healthcare sector is also attractive, with earnings generally immune to a softening economy. Here, we see compelling investment opportunities in medical devices, hospitals, HMOs, and select biopharma stocks. Finally, while lower energy prices have led to weak

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

share prices this year, we believe the energy sector is attractive given its still-healthy free cash generation, strong balance sheets, and leverage to higher prices when the next upcycle takes hold.

We strongly prefer “quality” stocks as economic conditions will likely become more challenging during the second half of 2023. In this regard, we expect quality dividend-paying stocks to fare better following a difficult first half, as non-dividend-paying, “risk on” groups (primarily related to technology) drove market returns during the past six months. We believe dividend-paying growth stocks allow investors to participate in equity market gains in upturns and provide downside protection if the backdrop becomes more difficult. In addition to the above-noted sectors, we see compelling investment opportunities in diverse areas, such as defense, semiconductors, transportation, insurance, waste management, and select utilities. Internationally, we prefer exposure to China, South Korea, India, Singapore, and Australia.

Roger J. Sit         Raymond E. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.

14	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit Global Dividend Growth Fund
	Class I	Class S	MSCI World Index[1]
One Year	16.46%	16.13%	18.51%
Five Year	9.76	9.47	9.07
Ten Year	8.34	8.07	9.50
Since Inception	8.90	8.62	8.52
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/23:	$22.75	Per Share
Net Asset Value 6/30/22:	$19.77	Per Share
Net Assets:	$43.9	Million

Class S:
Net Asset Value 6/30/23:	$22.71	Per Share
Net Asset Value 6/30/22:	$19.74	Per Share
Net Assets:	$4.0	Million

Weighted Average Market Cap:	$579.9	Billion

TOP 10 HOLDINGS

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Broadcom, Inc.

4.	Shell, PLC, ADR

5.	Applied Materials, Inc.

6.	Johnson & Johnson

7.	Accenture, PLC

8.	AstraZeneca, PLC, ADR

9.	Alphabet, Inc. - Class A

10.	JPMorgan Chase & Co.

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	15

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Global Dividend Growth Fund

Investments are grouped by geographic region

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.1%

Asia - 5.6%

Australia - 3.1%
Atlassian Corp. *	3,525	591,530
BHP Group, Ltd. ADR	6,150	366,970
Macquarie Group, Ltd.	3,900	464,053
Woodside Energy Group, Ltd., ADR	2,222	51,528

		1,474,081

Japan - 1.6%
Astellas Pharma, Inc.	29,900	445,285
Recruit Holdings Co., Ltd.	10,800	344,686

		789,971

Singapore - 0.9%
Singapore Technologies Engineering, Ltd.	158,600	432,767

Europe - 32.1%

France - 0.6%
Safran SA, ADR	7,700	302,148

Germany - 5.4%
Allianz SE, ADR	35,000	812,700
DHL Group	4,050	197,892
Infineon Technologies AG	6,425	264,596
Muenchener Rueckversicherungs AG	1,500	563,119
Siemens AG	4,350	725,149
Siemens Energy AG *	1,600	28,291

		2,591,747

Ireland - 4.9%
Accenture, PLC	3,675	1,134,031
Linde, PLC	1,475	562,093
Medtronic, PLC	2,625	231,262
Trane Technologies, PLC	2,175	415,991

		2,343,377

Spain - 1.6%
Iberdrola SA	60,400	788,752

Switzerland - 6.4%
Chubb, Ltd.	2,650	510,284
Logitech International SA	9,625	571,725
Lonza Group AG	950	567,827
Nestle SA	6,075	730,772
Partners Group Holding AG	725	683,559

		3,064,167

United Kingdom - 13.2%
AstraZeneca, PLC, ADR	15,400	1,102,178
BAE Systems, PLC	74,675	880,511
Compass Group, PLC	14,500	406,046
Diageo, PLC, ADR	4,225	732,953
Glencore, PLC, ADR	25,200	283,752
London Stock Exchange Group, PLC	6,875	731,730
Man Group, PLC	162,675	451,762
RELX, PLC	14,450	482,026
Shell, PLC, ADR	20,525	1,239,299

		6,310,257

Name of Issuer	Quantity	Fair Value ($)

North America - 59.4%

United States - 59.4%
Abbott Laboratories	7,400	806,748
AES Corp.	5,100	105,723
Alphabet, Inc. - Class A *	9,000	1,077,300
Apple, Inc.	19,200	3,724,224
Applied Materials, Inc.	8,175	1,181,614
Arthur J Gallagher & Co.	3,775	828,877
Bank of America Corp.	8,500	243,865
Broadcom, Inc.	1,825	1,583,060
Cheniere Energy, Inc.	2,900	441,844
ConocoPhillips	4,125	427,391
Constellation Brands, Inc.	2,750	676,858
CVS Health Corp.	6,625	457,986
Equifax, Inc.	1,000	235,300
Euronet Worldwide, Inc. *	2,800	328,636
FedEx Corp.	1,950	483,405
Goldman Sachs Group, Inc.	1,400	451,556
Home Depot, Inc.	2,550	792,132
Honeywell International, Inc.	3,200	664,000
Johnson & Johnson	6,925	1,146,226
JPMorgan Chase & Co.	7,350	1,068,984
Lockheed Martin Corp.	1,565	720,495
McDonald’s Corp.	1,860	555,043
Microsoft Corp.	10,725	3,652,291
Mondelez International, Inc.	7,100	517,874
Otis Worldwide Corp.	3,875	344,914
PepsiCo, Inc.	4,875	902,947
Salesforce, Inc. *	725	153,164
Sherwin-Williams Co.	1,875	497,850
Starbucks Corp.	2,950	292,227
T Rowe Price Group, Inc.	2,450	274,449
Thermo Fisher Scientific, Inc.	1,175	613,056
Union Pacific Corp.	4,050	828,711
UnitedHealth Group, Inc.	1,625	781,040
Waste Management, Inc.	5,100	884,442
WEC Energy Group, Inc.	6,150	542,676
Williams Cos., Inc.	4,600	150,098

		28,437,006

Total Common Stocks (cost: $25,882,236)		46,534,273

Short-Term Securities - 2.8%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99% (cost $1,331,333)	1,331,333	1,331,333

Total Investments in Securities - 99.9% (cost $27,213,569)		47,865,606

Other Assets and Liabilities, net - 0.1%		61,874

Net Assets - 100.0%		$47,927,480

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS ANNUAL REPORT

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	1,010,028	464,053	—	1,474,081
France	302,148	—	—	302,148
Germany	812,700	1,779,047	—	2,591,747
Ireland	2,343,377	—	—	2,343,377
Japan	—	789,971	—	789,971
Singapore	—	432,767	—	432,767
Spain	—	788,752	—	788,752
Switzerland	1,082,009	1,982,158	—	3,064,167
United Kingdom	3,358,182	2,952,075	—	6,310,257
United States	28,437,006	—	—	28,437,006
Short-Term Securities	1,331,333	—	—	1,331,333
Total:	38,676,783	9,188,823	—	47,865,606

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2023	17

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was +25.20% over the 12-month period ended June 30, 2023, compared to a +27.11% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +19.59%.

Factors that Influenced the Fund’s Performance

The Fund posted strong, positive returns but underperformed the Russell 1000® Growth Index during the period. The largest contributors to performance were stock selection and a slight overweight allocation in the electronic technology sector, where the Fund’s holdings outperformed the benchmark’s sector return. Key contributors of performance included Broadcom, Nvidia, and Applied Materials. These holdings were beneficiaries of increased spending on artificial intelligence/machine learning and greater utilization of semiconductors in industrial and consumer industries. The Fund also benefited from an underweight position and stock selection in the retail trade sector, where the trade down in consumer spending helped its position in TJX Cos. Contrarily, despite strong absolute returns, stock selection and an overweight position in the technology services sector detracted from performance. This resulted from holding Alphabet and Atlassian and not owning Meta Platforms, which had very strong performance in the first half of 2023. Also, while being underweight the health technology sector helped returns, this was more than offset by poor stock selection.

Outlook and Positioning

In the first half of 2023, the stock market climbed a so-called “wall of worry,” cheered by a respite from banking woes, the debt ceiling fix, and better-than-expected macro data. Also, the investors’ fear of missing out was undeniably a significant influence driving the market. But, given the exceptional global uncertainty, investors still lack conviction despite the June rally, as there are emerging signs of economic weakness. The Atlanta Fed’s GDPNow model currently forecasts second quarter real GDP growth of +2.3% (versus a revised +2.0% in first quarter 2023), putting the U.S. expansion on solid footing. Even so, gross domestic income (GDI), which is basically the other side of the ledger and should theoretically equal GDP, paints a different picture. Real GDI fell -3.3% in the final quarter of 2022 and -1.8% in the first quarter of 2023, implying the economy is in at least a “technical” recession. Although the

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

two measures of economic activity have never aligned perfectly, first quarter 2023 GDP outpaced GDI by the largest amount on record. Led by a slump in nonfarm productivity, a dip in corporate profits explains much of the recent contraction in GDI. Normally, firms slash headcount to shield profitability as margins ebb, fostering a negative feedback loop. But, having struggled to hire workers, many employers are reluctant to let any go and are hoarding them instead. If this mindset holds, a contraction in GDP should be relatively mild. The Fund remains overweight technology holdings that should benefit from growing secular trends surrounding artificial intelligence, cloud spending, and increased semiconductor penetration. It is also overweight in the more-resilient healthcare services sector, which should benefit from an aging population and increasing utilization. It is underweight in consumer sectors. While the consumer has remained resilient, there are emerging signs that spending power has eroded.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

Information on this page is unaudited.

18	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit Large Cap	Russell 1000®	Russell 1000®
	Growth Fund	Growth Index[1]	Index[2]
One Year	25.20%	27.11%	19.36%
Five Year	13.99	15.14	11.92
Ten Year	13.90	15.74	12.64
Since Inception [3] (9/2/82)	10.65	11.88	11.85

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/23:	$58.26	Per Share
Net Asset Value 6/30/22:	$48.29	Per Share
Net Assets:	$162.8	Million
Weighted Average Market Cap:	$987.6	Billion

TOP HOLDINGS

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	NVIDIA Corp.

5.	Amazon.com, Inc.

6.	Broadcom, Inc.

7.	UnitedHealth Group, Inc.

8.	Applied Materials, Inc.

9.	Visa, Inc.

10.	salesforce.com, Inc.

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	19

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.5%

Communications - 0.8%
American Tower Corp.	6,950	1,347,883

Consumer Durables - 1.0%
Activision Blizzard, Inc. *	8,250	695,475
YETI Holdings, Inc. *	23,950	930,218

		1,625,693

Consumer Non-Durables - 4.4%
Constellation Brands, Inc.	7,425	1,827,515
Estee Lauder Cos., Inc. - Class A	7,600	1,492,488
Mondelez International, Inc.	12,850	937,279
NIKE, Inc.	9,050	998,849
PepsiCo, Inc.	10,000	1,852,200

		7,108,331

Consumer Services - 3.2%
McDonald’s Corp.	6,650	1,984,426
Visa, Inc.	13,650	3,241,602

		5,226,028

Electronic Technology - 26.8%
Apple, Inc.	110,825	21,496,725
Applied Materials, Inc.	30,000	4,336,200
Arista Networks, Inc. *	3,750	607,725
Broadcom, Inc.	7,525	6,527,411
NVIDIA Corp.	20,250	8,566,155
Palo Alto Networks, Inc. *	5,400	1,379,754
QUALCOMM, Inc.	6,325	752,928

		43,666,898

Energy Minerals - 1.8%
Chevron Corp.	2,100	330,435
ConocoPhillips	24,600	2,548,806

		2,879,241

Finance - 2.1%
Chubb, Ltd.	5,050	972,428
Goldman Sachs Group, Inc.	5,150	1,661,081
JPMorgan Chase & Co.	4,900	712,656

		3,346,165

Health Services - 4.4%
Centene Corp. *	16,425	1,107,866
HCA Healthcare, Inc.	4,125	1,251,855
UnitedHealth Group, Inc.	10,125	4,866,480

		7,226,201

Health Technology - 5.1%
Abbott Laboratories	15,500	1,689,810
Dexcom, Inc. *	22,000	2,827,220
Johnson & Johnson	6,150	1,017,948
Thermo Fisher Scientific, Inc.	5,250	2,739,187

		8,274,165

Industrial Services - 1.3%
Cheniere Energy, Inc.	13,675	2,083,523

Process Industries - 2.0%
Darling Ingredients, Inc. *	13,700	873,923
Linde, PLC	2,650	1,009,862

Name of Issuer	Quantity	Fair Value ($)

Sherwin-Williams Co.	5,225	1,387,342

		3,271,127

Producer Manufacturing - 4.8%
Aptiv, PLC *	11,650	1,189,348
Honeywell International, Inc.	8,425	1,748,188
Northrop Grumman Corp.	3,475	1,583,905
Parker-Hannifin Corp.	3,950	1,540,658
Siemens AG, ADR	21,675	1,807,912

		7,870,011

Retail Trade - 8.8%
Amazon.com, Inc. *	63,000	8,212,680
Home Depot, Inc.	8,425	2,617,142
Lululemon Athletica, Inc. *	4,425	1,674,862
Netflix, Inc. *	750	330,368
TJX Cos., Inc.	18,075	1,532,579

		14,367,631

Technology Services - 29.1%
Accenture, PLC	10,200	3,147,516
Adobe, Inc. *	6,250	3,056,188
Alphabet, Inc. - Class A *	12,500	1,496,250
Alphabet, Inc. - Class C *	73,500	8,891,295
Atlassian Corp. *	7,675	1,287,942
Autodesk, Inc. *	6,300	1,289,043
Intuit, Inc.	5,200	2,382,588
Microsoft Corp.	57,600	19,615,104
Paycom Software, Inc.	2,500	803,100
salesforce.com, Inc. *	15,225	3,216,433
ServiceNow, Inc. *	2,275	1,278,482
Splunk, Inc. *	8,100	859,329

		47,323,270

Transportation - 2.3%
FedEx Corp.	7,575	1,877,843
Union Pacific Corp.	9,200	1,882,504

		3,760,347

Utilities - 0.6%
NextEra Energy, Inc.	13,100	972,020

Total Common Stocks (cost: $57,530,869)		160,348,534

Short-Term Securities - 1.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99%

(cost $2,497,245)	2,497,245	2,497,245

Total Investments in Securities - 100.0% (cost $60,028,114)		162,845,779

Other Assets and Liabilities, net - (0.0)%		(73,280)

Net Assets - 100.0%		$162,772,499

*	Non-income producing security.

ADR — American Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

20	SIT MUTUAL FUNDS ANNUAL REPORT

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	160,348,534	—	—	160,348,534
Short-Term Securities	2,497,245	—	—	2,497,245
Total:	162,845,779	—	—	162,845,779

**  For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2023	21

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests primarily in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

The Sit ESG Growth Fund Class I shares provided a return of +21.57% during the 12-month period ended June 30, 2023, compared to the return of the MSCI World Index of +18.51%.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 12-month period were the Fund’s positions in semiconductors & semiconductor equipment, where it held Nvidia and did not own Intel or Qualcomm, and utilities, where it owned Iberdrola ADR and avoided Dominion Energy and Duke Energy. Having no weight in the telecommunications services sector also helped performance. Conversely, the Fund’s stock selection in consumer durables & apparel, health care equipment & services, and consumer staples distribution & retail detracted from returns. Holdings that hurt performance included adidas, UnitedHealthcare Group, Baxter International, Medtronic Plc, and CVS Health.

Geographically, the Fund’s stock selection in North America and Euroland added value during the 12-month period. In North America, it was helped by owning Nvidia, DexCom, and Apple, while, in Euroland, positions in Siemens AG ADR and Safran SA ADR enhanced returns. However, stock selections in Non-Euroland and Japan detracted from performance. Adverse holdings included Telefonaktiebolaget LM Ericsson, Nestle S.A., and Astellas Pharma.

Outlook and Positioning

Given the strong equity returns in the first half of 2023, we expect more subdued returns in the short term, as investors struggle with the timing of the much-anticipated recession and the end of the Federal Reserve’s tightening cycle. With the recent upward surge in technology stocks, we see better near-term opportunities in groups that lagged in the first half. Specifically, many industrials show steady growth and have tailwinds in end markets, such as infrastructure, electrification, automation, and aerospace. The healthcare sector is also attractive, with earnings generally immune to a softening economy. Here, we see compelling investment opportunities in medical devices, hospitals, HMOs, and select biopharma stocks. Finally, while lower energy prices have led to weak share prices this year, we believe the sector is attractive given its still-healthy free cash generation, strong balance sheets, and leverage to higher prices when the next upcycle takes hold.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

We strongly prefer “quality” stocks as economic conditions will likely become more challenging during the second half of 2023. In this regard, we expect quality dividend-paying stocks to fare better following a difficult first half, as non-dividend-paying, “risk on” groups (primarily related to technology) drove market returns during the past six months. We believe dividend-paying growth stocks allow investors to participate in equity market gains in upturns and provide downside protection if the backdrop becomes more difficult. In addition to the above-noted sectors, we see compelling investment opportunities in diverse areas, such as defense, semiconductors, transportation, insurance, waste management, and select utilities. Internationally, we prefer exposure to China, South Korea, India, Singapore, and Australia.

Roger J. Sit

David A. Brown

Kent L. Johnson

Michael T. Manns

Portfolio Managers

Information on this page is unaudited.

22	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit ESG Growth Fund
			MSCI
			World
	Class I	Class S	Index[1]
One Year	21.57%	21.27%	18.51%
Five Year	8.96	8.67	9.07
Since Inception (6/30/16)	9.78	9.49	10.61

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/23:	$17.51	Per Share
Net Asset Value 6/30/22:	$14.87	Per Share
Net Assets:	$4.9	Million
Class S:
Net Asset Value 6/30/23:	$17.33	Per Share
Net Asset Value 6/30/22:	$14.74	Per Share
Net Assets:	$4.3	Million

Weighted Average Market Cap:	$624.3	Billion

TOP HOLDINGS

  1.   Apple, Inc.

  2.   Microsoft Corp.

  3.   NVIDIA Corp.

  4.   Alphabet, Inc. - Class A

  5.   AstraZeneca, PLC, ADR

  6.   UnitedHealth Group, Inc.

  7.   Home Depot, Inc.

  8.   Adobe, Inc.

  9.   Iberdrola SA, ADR

10.   Allianz SE, ADR

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	23

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 95.8%

Asia - 6.9%

Japan - 6.0%
Astellas Pharma, Inc.	6,400	95,312
Keyence Corp.	200	95,031
Recruit Holdings Co., Ltd.	3,100	98,938
Sony Group Corp., ADR	1,925	173,327
Terumo Corp.	2,600	82,809

		545,417

Singapore - 0.9%
Singapore Technologies Engineering, Ltd.	31,200	85,134

Europe - 35.3%

France - 1.8%
Forvia *	2,358	55,651
Safran SA, ADR	2,750	107,910

		163,561

Germany - 6.3%
Allianz SE, ADR	8,800	204,336
DHL Group	1,550	75,737
Infineon Technologies AG	1,225	50,448
Muenchener Rueckversicherungs AG	275	103,238
Siemens AG, ADR	1,775	148,053

		581,812

Ireland - 5.2%
Accenture, PLC	575	177,434
CRH, PLC, ADR	1,200	66,876
Medtronic, PLC	725	63,872
Trane Technologies, PLC	875	167,353

		475,535

Netherlands - 0.5%
ASML Holding NV	65	47,109

Spain - 2.3%
Iberdrola SA, ADR	4,050	211,694

Switzerland - 4.8%
Chubb, Ltd.	250	48,140
Logitech International SA	1,550	92,070
Lonza Group AG	185	110,577
Nestle SA, ADR	1,200	144,420
Novartis AG, ADR	450	45,409

		440,616

United Kingdom - 14.4%
AstraZeneca, PLC, ADR	3,625	259,441
BAE Systems, PLC, ADR	3,500	167,860
Coca-Cola Europacific Partners, PLC	2,100	135,303
Compass Group, PLC	3,600	100,811
Diageo, PLC, ADR	785	136,182
Entain, PLC	6,900	111,572
Man Group, PLC	44,850	124,552
RELX, PLC, ADR	4,700	157,121
Smith & Nephew, PLC	8,050	129,873

		1,322,715

Name of Issuer	Quantity	Fair Value ($)

North America - 53.6%

United States - 53.6%
Adobe, Inc. *	450	220,046
AES Corp.	3,025	62,708
Alphabet, Inc. - Class A *	2,500	299,250
Apple, Inc.	3,600	698,292
Broadcom, Inc.	75	65,057
Cheniere Energy, Inc.	775	118,079
CVS Health Corp.	1,550	107,152
Dexcom, Inc. *	1,080	138,791
Ecolab, Inc.	325	60,674
FedEx Corp.	375	92,963
Goldman Sachs Group, Inc.	600	193,524
Home Depot, Inc.	745	231,427
Johnson & Johnson	1,175	194,486
JPMorgan Chase & Co.	1,075	156,348
Lockheed Martin Corp.	185	85,170
Microsoft Corp.	2,000	681,080
NIKE, Inc.	850	93,815
NVIDIA Corp.	1,000	423,020
PepsiCo, Inc.	875	162,067
salesforce.com, Inc. *	850	179,571
Starbucks Corp.	1,000	99,060
T Rowe Price Group, Inc.	475	53,209
TJX Cos., Inc.	1,380	117,010
UnitedHealth Group, Inc.	500	240,320
Visa, Inc.	475	112,803
Williams Cos., Inc.	900	29,367

		4,915,289

Total Common Stocks (cost: $5,238,791)		8,788,882

Short-Term Securities - 4.1%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99% (cost $372,886)	372,886	372,886

Total Investments in Securities - 99.9% (cost $5,611,677)		9,161,768

Other Assets and Liabilities, net - 0.1%		10,390

Net Assets - 100.0%		$9,172,158

* Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
France	107,910	55,651	—	163,561
Germany	352,389	229,423	—	581,812
Ireland	475,535	—	—	475,535
Japan	173,327	372,090	—	545,417
Netherlands	47,109	—	—	47,109
Singapore	—	85,134	—	85,134
Spain	211,694	—	—	211,694
Switzerland	330,039	110,577	—	440,616
United Kingdom	855,907	466,808	—	1,322,715
United States	4,915,289	—	—	4,915,289
Short-Term Securities	372,886	—	—	372,886
Total:	7,842,085	1,319,683	—	9,161,768

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2023	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing, under normal market conditions, at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $271 million to $69 billion during the 12-month period ended June 30, 2023.

Fund Performance

The Sit Mid Cap Growth Fund’s return for the 12-month period ended June 30, 2023 was +22.00%, compared to a +23.13% return for the Russell Midcap® Growth Index. The Russell Midcap® Index increased +14.92% during the period.

Factors that Influenced the Fund’s Performance

Despite posting strong absolute returns, the Fund slightly underperformed the Russell Midcap® Growth Index during the period. The main reason for underperformance was stock selection within the finance sector where the Fund owned First Republic Bank, which saw a massive withdrawal of deposits over a short period of time in the wake of the failure of Silicon Valley Bank, which ultimately led to solvency issues at the company. Stock selection in industrial services also weighed on performance during the period, where holdings such as Jacobs Solutions and Waste Connections lagged the market. Stock selection and an underweight position in commercial services detracted from performance during the period too. Conversely, stock selection within health technology added to returns during the period. Key holdings here included Exact Sciences, DexCom, and Sarepta Therapeutics, which benefited from growth in medical procedures. Additionally, stock selection and an overweight position in electronic technology helped performance, where positions, such as Broadcom, Arista Networks, and Applied Materials, benefitted from strength in cloud computing, investment in artificial intelligence, and increasing semiconductor penetration. Finally, stock selection within health services augmented returns, as holdings were positively impacted by a rebound in outpatient services and increasing healthcare utilization.

Outlook and Positioning

Given the strong equity returns in the first half of 2023, we expect more subdued returns in the near future, as investors struggle with the timing of the much-anticipated recession and the end of the Federal Reserve’s tightening cycle. We place a premium on quality growth stocks, as economic conditions will likely become more challenging in the second half. Portfolios remain well-diversified and consist of both secular and cyclical growers. With the recent upward surge in technology stocks, we see better near-term opportunities in groups that lagged in the first half.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Specifically, many industrials show steady growth and have tailwinds in end markets, such as infrastructure, electrification, automation, and aerospace. The healthcare sector is also attractive, with earnings generally immune to a softening economy. We see compelling investment opportunities in medical devices, hospitals, HMOs, and select biopharma stocks. Finally, while lower energy prices have led to weak share prices this year, we believe the energy sector is attractive, given its still-healthy free cash generation, strong balance sheets, and leverage to higher prices when the next upcycle takes hold. On the other hand, with signs of strain beginning to emerge in the consumer, the Fund remains underweight consumer cyclical groups.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.

26	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

		Russell	Russell
	Sit Mid Cap	Midcap®	Midcap®
	Growth Fund	Growth Index[1]	Index[2]
One Year	22.00%	23.13%	14.92%
Five Year	9.19	9.71	8.46
Ten Year	9.58	11.53	10.32
Since Inception (9/2/82)	11.18	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/23:	$20.07	Per Share
Net Asset Value 6/30/22:	$16.96	Per Share
Net Assets:	$185.2	Million
Weighted Average Market Cap:	$43.0	Billion

TOP 10 HOLDINGS

1.	Broadcom, Inc.

2.	Arista Networks, Inc.

3.	Dexcom, Inc.

4.	PTC, Inc.

5.	TJX Cos., Inc.

6.	Ulta Beauty, Inc.

7.	Waste Connections, Inc.

8.	Arthur J Gallagher & Co.

9.	Tenet Healthcare Corp.

10.	Insulet Corp.

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	27

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.4%

Commercial Services - 2.6%
ASGN, Inc. *	13,525	1,022,896
Booz Allen Hamilton Holding Corp.	29,450	3,286,620
FactSet Research Systems, Inc.	1,100	440,715

		4,750,231

Consumer Durables - 1.3%
Take-Two Interactive Software, Inc. *	4,892	719,907
YETI Holdings, Inc. *	42,000	1,631,280

		2,351,187

Consumer Non-Durables - 1.4%
Coca-Cola Europacific Partners, PLC	40,700	2,622,301

Consumer Services - 2.9%
Nexstar Media Group, Inc.	20,650	3,439,257
Vail Resorts, Inc.	7,700	1,938,552

		5,377,809

Electronic Technology - 14.2%
Applied Materials, Inc.	24,350	3,519,549
Arista Networks, Inc. *	41,400	6,709,284
Broadcom, Inc.	8,550	7,416,527
Ciena Corp. *	16,525	702,147
Enphase Energy, Inc. *	6,675	1,117,929
MKS Instruments, Inc.	15,100	1,632,310
Monolithic Power Systems, Inc.	5,400	2,917,242
Skyworks Solutions, Inc.	21,400	2,368,766

		26,383,754

Energy Minerals - 3.4%
Northern Oil & Gas, Inc.	73,100	2,508,792
Oasis Petroleum, Inc.	18,850	2,899,130
Texas Pacific Land Corp.	765	1,007,122

		6,415,044

Finance - 8.3%
Air Lease Corp.	32,900	1,376,865
American Financial Group, Inc.	7,325	869,844
Ameriprise Financial, Inc.	10,000	3,321,600
Arthur J Gallagher & Co.	18,900	4,149,873
Carlyle Group, Inc.	85,700	2,738,115
Intercontinental Exchange, Inc.	25,300	2,860,924

		15,317,221

Health Services - 5.2%
Encompass Health Corp.	41,200	2,789,652
Molina Healthcare, Inc. *	9,150	2,756,346
Tenet Healthcare Corp. *	50,950	4,146,311

		9,692,309

Health Technology - 15.7%
Align Technology, Inc. *	6,025	2,130,681
BioMarin Pharmaceutical, Inc. *	23,500	2,036,980
Bio-Techne Corp.	25,600	2,089,728
Cooper Cos., Inc.	4,250	1,629,578
Dexcom, Inc. *	48,040	6,173,620
Exact Sciences Corp. *	21,350	2,004,765
Inmode, Ltd. *	55,400	2,069,190
Insulet Corp. *	14,100	4,065,594
Jazz Pharmaceuticals, PLC *	5,700	706,629

Name of Issuer	Quantity	Fair Value ($)

Revvity, Inc.	6,700	795,893
Sarepta Therapeutics, Inc. *	19,225	2,201,647
Thermo Fisher Scientific, Inc.	6,100	3,182,675

		29,086,980

Industrial Services - 5.7%
Cheniere Energy, Inc.	20,000	3,047,200
Jacobs Solutions, Inc.	27,800	3,305,142
Waste Connections, Inc.	29,400	4,202,142

		10,554,484

Non-Energy Minerals - 1.4%
Trex Co., Inc. *	38,625	2,532,255

Process Industries - 1.5%
Albemarle Corp.	1,775	395,985
Darling Ingredients, Inc. *	36,450	2,325,145

		2,721,130

Producer Manufacturing - 8.5%
AGCO Corp.	12,700	1,669,034
AMETEK, Inc.	14,675	2,375,589
Aptiv, PLC *	13,800	1,408,842
Carlisle Cos., Inc.	11,975	3,071,947
Donaldson Co., Inc.	22,950	1,434,604
Dover Corp.	21,875	3,229,844
Hubbell, Inc.	7,500	2,486,700

		15,676,560

Retail Trade - 6.3%
Lululemon Athletica, Inc. *	6,300	2,384,550
TJX Cos., Inc.	55,175	4,678,288
Ulta Beauty, Inc. *	9,700	4,564,772

		11,627,610

Technology Services - 19.1%
Altair Engineering, Inc. *	24,800	1,880,832
ANSYS, Inc. *	10,750	3,550,403
Aspen Technology, Inc. *	8,358	1,400,884
Atlassian Corp. *	16,950	2,844,380
Autodesk, Inc. *	14,800	3,028,228
Booking Holdings, Inc. *	450	1,215,148
Dynatrace, Inc. *	65,375	3,364,851
EPAM Systems, Inc. *	3,000	674,250
Euronet Worldwide, Inc. *	16,075	1,886,723
Globant SA *	6,975	1,253,547
HubSpot, Inc. *	6,825	3,631,514
Paycom Software, Inc.	7,600	2,441,424
PTC, Inc. *	35,200	5,008,960
Science Applications International Corp.	8,450	950,456
Splunk, Inc. *	20,900	2,217,281

		35,348,881

Transportation - 1.3%
Alaska Air Group, Inc. *	17,300	920,014
Knight-Swift Transportation Holdings, Inc.	28,500	1,583,460

		2,503,474

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Utilities - 0.6%
WEC Energy Group, Inc.	12,800	1,129,472

Total Common Stocks (cost: $92,819,332)		184,090,702

Short-Term Securities - 1.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99% (cost $2,247,966)	2,247,966	2,247,966

Total Investments in Securities - 100.6% (cost $95,067,298)		186,338,668

Other Assets and Liabilities, net - (0.6)%		(1,118,189)

Net Assets - 100.0%		$185,220,479

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	184,090,702	—	—	184,090,702
Short-Term Securities	2,247,966	—	—	2,247,966
Total:	186,338,668	—	—	186,338,668

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2023	29

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($13.1 billion as of June 30, 2023). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S Treasury securities (including Treasury bills, notes and bonds), and closed-end investment companies.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a +16.20% return over 12-month period ended June 30, 2023, compared to the +12.31% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.88% as of 6/30/23, compared to a yield of 1.45% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

The Fund delivered strong absolute and relative returns during the past twelve months, outperforming the benchmark Russell 2000® Index by nearly four percentage points. The largest source of outperformance was the Fund’s stock selection and overweight position in the producer manufacturing sector. Here, holdings, such as Hubbell, Crane NXT, and Belden, benefited from a resilient industrial economy. Similarly, an overweight position combined with good stock selection in the industrial services sector added to returns. Finally, strong stock selection in the finance sector contributed to the outperformance, offsetting a negative sector overweight impact. The Fund’s holdings in select finance and leasing companies and certain investment banks performed well, while underweighting the challenged regional bank sector also boosted returns. Conversely, stock selection in the health technology sector, where equities were adversely impacted by excess supply from Covid ordering, hurt performance during the period. Stock selection and an underweight allocation to the consumer durables sector detracted from performance too, as more consumer-focused companies, such as Helen of Troy and Yeti, lagged, while non-held equities focused on homebuilding outpaced the broader market.

Outlook and Positioning

Over the past twelve months, small capitalization stocks underper-formed their large capitalization peers. However, looking ahead, we believe investors will increasingly rotate into quality growth stocks as economic momentum peaks, with emerging signs of weakness in the second half of 2023. Overall, we believe equity returns in the near to intermediate term will be largely driven by earnings growth and dividend-paying companies will remain attractive, based on our expectation for more muted equity returns. Also, we believe that dividend-paying growth stocks allow investors to participate in equity market gains during upturns, while providing downside protection if the backdrop becomes more difficult. Accordingly, the Fund is overweighted in those

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

sectors where we believe earnings growth will exceed the market average. The Fund’s overweight positions in process industries, electronic technology, commercial services, and producer manufacturing all have strong pricing power and stable moats that should help protect margin and growth expectations, even in a slowing economic environment. Select technology companies should also benefit, as U.S. technology capital spending continues to grow, driven by investments in cloud computing and artificial intelligence/machine learning. Finally, we believe defensive “bond proxy” areas of the market, with compelling relative valuations, including REITs and select utilities, provide a good hedge to market risks and would benefit from interest rate cuts that are expected to begin in 2024.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

30	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit Small Cap Dividend Growth Fund
	Class I	Class S	Russell 2000® Index[1]
One Year	16.20%	15.91%	12.31%
Five Year	6.80	6.53	4.21
Since Inception	7.09	6.82	6.53
(3/31/15)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/23:	$14.31	Per Share
Net Asset Value 6/30/22:	$12.85	Per Share
Net Assets:	$16.5	Million

Class S:
Net Asset Value 6/30/23:	$14.30	Per Share
Net Asset Value 6/30/22:	$12.84	Per Share
Net Assets:	$5.0	Million

Weighted Average Market Cap:	$6.6	Billion

TOP 10 HOLDINGS

1.	KBR, Inc.

2.	Monolithic Power Systems, Inc.

3.	Oasis Petroleum, Inc.

4.	Northern Oil & Gas, Inc.

5.	Tenet Healthcare Corp.

6.	Olin Corp.

7.	Nexstar Media Group, Inc.

8.	Stifel Financial Corp.

9.	Booz Allen Hamilton Holding Corp.

10.	MKS Instruments, Inc.

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	31

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.9%

Commercial Services - 4.5%
Booz Allen Hamilton Holding Corp.	3,200	357,120
Brink’s Co.	1,825	123,790
Colliers International Group, Inc.	2,050	201,289
FTI Consulting, Inc. *	600	114,120
World Kinect Corp.	8,675	179,399

		975,718

Consumer Durables - 2.2%
MDC Holdings, Inc.	4,050	189,419
National Presto Industries, Inc.	750	54,900
Thor Industries, Inc.	1,100	113,850
YETI Holdings, Inc. *	2,700	104,868

		463,037

Consumer Non-Durables - 1.5%
Crocs, Inc. *	1,375	154,605
Sensient Technologies Corp.	2,450	174,269

		328,874

Consumer Services - 2.6%
Nexstar Media Group, Inc.	2,250	374,738
Vail Resorts, Inc.	700	176,232

		550,970

Electronic Technology - 7.3%
Coherent Corp. *	2,450	124,901
Entegris, Inc.	991	109,823
MKS Instruments, Inc.	3,275	354,027
Monolithic Power Systems, Inc.	1,200	648,276
Power Integrations, Inc.	3,400	321,878

		1,558,905

Energy Minerals - 4.6%
Northern Oil & Gas, Inc.	14,350	492,492
Oasis Petroleum, Inc.	3,210	493,698

		986,190

Finance - 23.4%
Air Lease Corp.	4,225	176,816
American Financial Group, Inc.	1,875	222,656
Artisan Partners Asset Management, Inc.	6,300	247,653
Associated Banc-Corp.	10,100	163,923
Axis Capital Holdings, Ltd.	6,300	339,129
Broadstone Net Lease, Inc.	11,800	182,192
Cadence Bank	9,450	185,598
Carlyle Group, Inc.	8,075	257,996
CNO Financial Group, Inc.	14,000	331,380
CubeSmart	5,250	234,465
Essential Properties Realty Trust, Inc.	10,050	236,577
Evercore Partners, Inc.	1,900	234,821
H&E Equipment Services, Inc.	6,750	308,813
Hannon Armstrong Sust. Inf. Cap., Inc.	4,825	120,625
Hanover Insurance Group, Inc.	1,275	144,113
Hercules Capital, Inc.	7,725	114,330
Horace Mann Educators Corp.	3,625	107,518
Old National Bancorp	20,675	288,209
Physicians Realty Trust	11,250	157,388
Piper Sandler Cos.	1,450	187,427
PotlatchDeltic Corp.	2,810	148,508

Name of Issuer	Quantity	Fair Value ($)

Provident Financial Services, Inc.	12,400	202,616
Stifel Financial Corp.	6,000	358,020
Western Alliance Bancorp	2,100	76,587

		5,027,360

Health Services - 5.1%
Addus HomeCare Corp. *	2,925	271,147
Encompass Health Corp.	4,200	284,382
Patterson Cos., Inc.	2,000	66,520
Tenet Healthcare Corp. *	5,900	480,142

		1,102,191

Health Technology - 6.8%
AtriCure, Inc. *	5,500	271,480
Bio-Techne Corp.	1,300	106,119
Halozyme Therapeutics, Inc. *	6,175	222,732
Inmode, Ltd. *	6,250	233,438
Intellia Therapeutics, Inc. *	4,050	165,159
Seres Therapeutics, Inc. *	31,400	150,406
STERIS, PLC	975	219,355
Twist Bioscience Corp. *	4,325	88,490

		1,457,179

Industrial Services - 7.6%
DT Midstream, Inc.	3,050	151,189
EMCOR Group, Inc.	1,850	341,843
KBR, Inc.	10,775	701,021
MYR Group, Inc. *	1,400	193,676
TechnipFMC, PLC *	14,150	235,173

		1,622,902

Non-Energy Minerals - 3.8%
AZEK Co., Inc. *	5,700	172,653
Commercial Metals Co.	3,950	208,007
Eagle Materials, Inc.	1,575	293,611
MP Materials Corp. *	6,600	151,008

		825,279

Process Industries - 5.2%
Avient Corp.	2,125	86,913
Cabot Corp.	700	46,823
Huntsman Corp.	4,650	125,643
Olin Corp.	7,625	391,849
Silgan Holdings, Inc.	6,650	311,818
Stepan Co.	1,525	145,729

		1,108,775

Producer Manufacturing - 11.9%
AGCO Corp.	1,350	177,417
AZZ, Inc.	3,650	158,629
Belden, Inc.	3,175	303,689
Carlisle Cos., Inc.	1,175	301,423
Crane Co.	3,275	291,868
Crane NXT Co.	3,275	184,841
Donaldson Co., Inc.	2,675	167,214
EnPro Industries, Inc.	2,050	273,736
Hubbell, Inc.	850	281,826
Lincoln Electric Holdings, Inc.	1,325	263,185
Regal Rexnord Corp.	1,042	160,364

		2,564,192

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Retail Trade - 2.6%
Boot Barn Holdings, Inc. *	3,700	313,353
Casey’s General Stores, Inc.	1,025	249,977

		563,330

Technology Services - 2.7%
Altair Engineering, Inc. *	1,725	130,824
Globant SA *	1,625	292,045
nCino, Inc. *	3,100	93,372
Science Applications International Corp.	500	56,240

		572,481

Transportation - 3.3%
Knight-Swift Transportation Holdings, Inc.	3,700	205,572
Marten Transport, Ltd.	8,450	181,675
TFI International, Inc.	2,875	327,635

		714,882

Utilities - 1.8%
Black Hills Corp.	3,400	204,884
Chesapeake Utilities Corp.	1,575	187,425

		392,309

Total Common Stocks (cost: $15,477,091)		20,814,574

Short-Term Securities - 3.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99% (cost $638,390)	638,390	638,390

Total Investments in Securities - 99.9% (cost $16,115,481)		21,452,964

Other Assets and Liabilities, net - 0.1%		19,991

Net Assets - 100.0%		$21,472,955

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	20,814,574	—	—	20,814,574
Short-Term Securities	638,390	—	—	638,390
Total:	21,452,964	—	—	21,452,964

** For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2023	33

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® measured at the end of the previous twelve months ($13.1 billion as of June 30, 2023). The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was +17.01% for the 12-month period ended June 30, 2023. This compares to the return of +18.53% for the Russell 2000® Growth Index and +12.31% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

During the 12-month period ended June 30, 2023, the Fund had strong absolute returns, while slightly underperforming the Russell 2000® Growth Index. Stock selection in the health technology and finance sectors weighed on the Fund’s performance. The largest sources of underperformance in health technology were holdings of 908 Devices, where the stock market has been more focused on near-term business results than on long-term promise, and STAAR Surgical, where there are concerns about the impact of a weaker economy on the volume of elective eye surgery procedures. Within finance, the Fund held positions in Silicon Valley Bank, which went into receivership after a rapid drawdown of deposits due to solvency concerns. Shares in First Republic Bank also declined, as its customers rapidly withdrew deposits, and, despite being better capitalized than its peers, positions in Western Alliance struggled during the period, as the company was not immune to deposit withdrawals surrounding broad concerns over regional banks’ solvency. Finally, an underweight position in the consumer non-durables sector inhibited performance. Favorably affecting performance was stock selection in the technology services sector, where holdings of HubSpot, PTC, and Altair Engineering contributed to the Fund’s returns. Stock selection within the producer manufacturing sector also augmented returns, as holdings, such as Hubbell, Crane NXT, and Belden, benefited from a strong industrial economy. Finally, strong stock selection and an overweight position in the health services sector added to returns, as holdings were positively impacted by a rebound in outpatient services and increasing healthcare utilization.

Outlook and Positioning

The Russell 2000® Growth Index lagged larger capitalization benchmarks during the period, due mainly to narrow market leadership, driven by several large technology stocks. Investor sentiment has improved from late 2022 lows, but some measures have begun to soften again as global economic momentum ebbs and core inflation remains sticky. The State Street Risk Appetite Index indicates institutional investors remain risk-averse across and within asset classes, starkly contrasting the

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

S&P 500®’s year-to-date performance. State Street claims it is the longest run of defensive behavior since the global financial crisis. We are beginning to see signs of economic weakness emerging, as seen in declining household savings and weakening Purchasing Managers’ Index, although they have not fully made their way into corporate earnings. Nevertheless, given strong year-to-date returns, investors appear to be looking through potential weakness into the second half of 2023 and towards a return to growth in 2024 and 2025. Accordingly, the Fund retains a preference for sectors, such as healthcare, while also owning early-stage cyclicals, such as transportation and energy, that should be among the first to benefit when signs of economic strength begin to emerge. Additionally, we remain focused on identifying equities that will benefit from emerging trends, especially in the technology industry, where increasing adoption should offset potential economic weakness later in 2023.

Roger J. Sit         Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.

34	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit Small Cap Growth Fund	Russell 2000® Growth Index[1]	Russell 2000® Index [2]
One Year	17.01%	18.53%	12.31%
Five Year	7.95	4.22	4.21
Ten Year	8.38	8.83	8.26
Since Inception	9.82	7.81	8.81
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Return do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/23:	$60.29	Per Share
Net Asset Value 6/30/22:	$52.41	Per Share
Net Assets:	$109.8	Million
Weighted Average Market Cap:	$10.5	Billion

TOP 10 HOLDINGS

1.	Monolithic Power Systems, Inc.

2.	KBR, Inc.

3.	Waste Connections, Inc.

4.	Northern Oil & Gas, Inc.

5.	PTC, Inc.

6.	Tenet Healthcare Corp.

7.	Olin Corp.

8.	Oasis Petroleum, Inc.

9.	Arista Networks, Inc.

10.	Nexstar Media Group, Inc.

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	35

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.5%

Commercial Services - 4.6%
ASGN, Inc. *	19,450	1,471,003
Booz Allen Hamilton Holding Corp.	16,900	1,886,040
Colliers International Group, Inc.	11,050	1,085,000
FTI Consulting, Inc. *	3,075	584,865

		5,026,908

Consumer Durables - 2.0%
Take-Two Interactive Software, Inc. *	4,075	599,677
Thor Industries, Inc.	5,600	579,600
YETI Holdings, Inc. *	25,325	983,623

		2,162,900

Consumer Non-Durables - 0.5%
Crocs, Inc. *	5,000	562,200

Consumer Services - 2.7%
Nexstar Media Group, Inc.	12,725	2,119,349
Vail Resorts, Inc.	3,550	893,748

		3,013,097

Electronic Technology - 10.0%
Arista Networks, Inc. *	14,125	2,289,098
Ciena Corp. *	14,150	601,233
Coherent Corp. *	20,075	1,023,424
Entegris, Inc.	5,249	581,694
MKS Instruments, Inc.	13,400	1,448,540
Monolithic Power Systems, Inc.	5,675	3,065,805
Skyworks Solutions, Inc.	10,800	1,195,452
Stratasys, Ltd. *	46,175	820,068

		11,025,314

Energy Minerals - 4.4%
Northern Oil & Gas, Inc.	73,075	2,507,934
Oasis Petroleum, Inc.	15,100	2,322,380

		4,830,314

Finance - 7.6%
Air Lease Corp.	27,625	1,156,106
American Financial Group, Inc.	4,800	570,000
Artisan Partners Asset Management, Inc.	31,825	1,251,041
Axis Capital Holdings, Ltd.	22,975	1,236,744
H&E Equipment Services, Inc.	34,350	1,571,512
Hannon Armstrong Sust. Inf. Cap., Inc.	25,800	645,000
Physicians Realty Trust	61,600	861,784
Stifel Financial Corp.	11,800	704,106
Western Alliance Bancorp	10,825	394,788

		8,391,081

Health Services - 4.8%
Addus HomeCare Corp. *	15,000	1,390,500

Name of Issuer	Quantity	Fair Value ($)

Encompass Health Corp.	19,675	1,332,194
Tenet Healthcare Corp. *	30,700	2,498,366

		5,221,060

Health Technology - 13.3%
Align Technology, Inc. *	2,150	760,326
AtriCure, Inc. *	28,300	1,396,888
Bio-Techne Corp.	14,800	1,208,124
Exact Sciences Corp. *	12,425	1,166,708
Halozyme Therapeutics, Inc. *	33,000	1,190,310
Inmode, Ltd. *	32,900	1,228,815
Insulet Corp. *	3,525	1,016,398
Intellia Therapeutics, Inc. *	20,750	846,185
Lantheus Holdings, Inc. *	7,200	604,224
Revvity, Inc.	7,000	831,530
Sarepta Therapeutics, Inc. *	9,450	1,082,214
Seres Therapeutics, Inc. *	159,800	765,442
STAAR Surgical Co. *	10,125	532,271
STERIS, PLC	6,675	1,501,742
Twist Bioscience Corp. *	22,000	450,120

		14,581,297

Industrial Services - 8.7%
EMCOR Group, Inc.	9,600	1,773,888
KBR, Inc.	43,500	2,830,110
MYR Group, Inc. *	8,675	1,200,099
TechnipFMC, PLC *	73,550	1,222,401
Waste Connections, Inc.	17,575	2,511,995

		9,538,493

Non-Energy Minerals - 4.3%
AZEK Co., Inc. *	24,200	733,018
Eagle Materials, Inc.	10,300	1,920,126
MP Materials Corp. *	33,350	763,048
Trex Co., Inc. *	20,825	1,365,287

		4,781,479

Process Industries - 3.0%
Avient Corp.	13,200	539,880
Cabot Corp.	3,700	247,493
Olin Corp.	48,175	2,475,713

		3,263,086

Producer Manufacturing - 10.5%
AZZ, Inc.	22,575	981,110
Belden, Inc.	20,275	1,939,304
Carlisle Cos., Inc.	2,200	564,366
Crane Co.	19,075	1,699,964
Crane NXT Co.	19,075	1,076,593
Donaldson Co., Inc.	13,575	848,573

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Hubbell, Inc.	4,375	1,450,575
Lincoln Electric Holdings, Inc.	7,100	1,410,273
Regal Rexnord Corp.	6,755	1,039,594
Zurn Water Solutions Corp.	19,325	519,649

		11,530,001

Retail Trade - 3.8%
Boot Barn Holdings, Inc. *	19,875	1,683,214
Casey’s General Stores, Inc.	4,300	1,048,684
Ulta Beauty, Inc. *	3,050	1,435,315

		4,167,213

Technology Services - 12.7%
Altair Engineering, Inc. *	25,933	1,966,759
ANSYS, Inc. *	2,950	974,297
Aspen Technology, Inc. *	5,281	885,148
Euronet Worldwide, Inc. *	9,550	1,120,883
Globant SA *	11,350	2,039,822
HubSpot, Inc. *	3,175	1,689,386
nCino, Inc. *	15,975	481,167
Paycom Software, Inc.	6,225	1,999,719
PTC, Inc. *	17,600	2,504,480
Science Applications International Corp.	2,700	303,696

		13,965,357

Transportation - 5.4%
Alaska Air Group, Inc. *	11,500	611,570
Golar LNG, Ltd.	68,100	1,373,577
Knight-Swift Transportation Holdings, Inc.	18,725	1,040,361
Marten Transport, Ltd.	48,000	1,032,000
TFI International, Inc.	16,525	1,883,189

		5,940,697

Utilities - 0.2%
Chesapeake Utilities Corp.	2,025	240,975

Total Common Stocks (cost: $63,628,565)		108,241,472

Short-Term Securities - 1.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99% (cost $1,632,816)	1,632,816	1,632,816

Total Investments in Securities - 100.0% (cost $65,261,381)		109,874,288

Other Assets and Liabilities, net - (0.0)%		(50,137)

Net Assets - 100.0%		$109,824,151

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

JUNE 30, 2023	37

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Small Cap Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	108,241,472	—	—	108,241,472
Short-Term Securities	1,632,816	—	—	1,632,816
Total:	109,874,288	—	—	109,874,288

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS ANNUAL REPORT

[This page is intentionally left blank.]

JUNE 30, 2023	39

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund posted a return of +18.27% for the 12-month period ended June 30, 2023, underperforming the MSCI EAFE Index return of +18.77%.

Factors that Influenced the Fund’s Performance

The Fund slightly underperformed its benchmark during the past twelve months, due to elevated inflation in developed markets, high interest rates, China’s slower economic recovery, and global recession. Sectors that detracted from performance included consumer durables & apparel and banks, where Fund was hurt by not owning LVMH Moet Hennessy Louis Vuitton, Hermes International, UniCredit S.p.A., and Banco Bilbao Vizcaya Argentaria S.A. Stock selections in the software & services and media & entertainment sectors also impaired performance. Adverse holdings included Atlassian, Globant SA, Tencent Holdings, and Baidu. Contributing favorably to performance were the Fund’s overweight and stock selection in the semiconductors & semiconductor equipment sector, where it held Broadcom and Infineon Technologies, and its underweights in the real estate management & development and telecommunications services sectors.

Geographically, performance was hurt by stock selection in Non-Euroland and by both stock selection and region weightings in Japan (underweight) and Asia/Pacific ex Japan (overweight). Conversely, allocations to Euroland and the United Kingdom contributed to performance.

Outlook and Positioning

Global and U.S. economies have been resilient; however, we expect a mild recession towards the end of 2023. Interest rate increases and quantitative tightening are having some impact, but economic slowing and reducing inflation are taking longer. The lagged impact of monetary tightening and the risk of “higher for longer” interest rates are notable headwinds for economic growth and corporate profits. In the Euro Area, warmer-than-seasonal winter weather helped stave off a looming energy crisis and lift services demand in the first half of 2023. Japan’s economy continues to rebound, stemming from easing of Covid-related restrictions, which has led to a boost in services-focused consumer spending, a resurgence in inbound tourism, and steady domestic-oriented capital spending. In China, we see downside risk to its 2023 GDP forecast of +5.5%, following a broad-based slowdown in the second quarter. As a result, Chinese government policy has turned stimulative, as signaled by a surprise policy rate cut in June. In emerging markets (EM), inflation has peaked, and upcoming interest rate cuts should help economic growth.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in an index. This is the Fund’s primary index.

Regarding strategy, we are overweight the United Kingdom and Asia/Pacific ex Japan, particularly China, South Korea, and Singapore. Our European holdings remain diversified, given lingering macro risks and uncertainties, as central banks continue to tighten into slowing economic growth. We own stocks with secular and niche growth drivers. We continue to underweight Japan because monetary policy will likely need to be tightened in response to rising inflation, which will dampen near-term growth prospects. Japan holdings are comprised of defensive consumption stocks and companies with exposure to overseas markets. We have an earnings recovery theme in China, based on expected upturns in the online travel industry, restaurants, Macau gaming, life insurance, and the internet space, along with defensive holdings in consumer staples, healthcare, and utilities. Our EM portfolio consists of non-cyclical sectors, such as consumer staples, and cyclicals, such as financials, technology, and energy.

Roger J. Sit

Portfolio Manager

Information on this page is unaudited.

40	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit International Growth Fund	MSCI EAFE Index[1]
One Year	18.27%	18.77%
Five Year	5.21	4.39
Ten Year	4.83	5.41
Since Inception	4.18	5.25
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION-BY REGION

	Sit International Growth Fund	MSCI EAFE Index
Europe	62.4%	66.2%
Asia/Pacific	24.3	33.2
North America	9.5	—
Latin America	1.4	—
Africa/Middle East	—	0.6
Cash & Other Net Assets	2.4	—

Based on net assets as of June 30, 2023.

PORTFOLIO SUMMARY

Net Asset Value 6/30/23:	$20.62	Per Share
Net Asset Value 6/30/22:	$17.78	Per Share
Net Assets:	$26.6	Million
Weighted Average Market Cap:	$90.5	Billion

TOP 10 HOLDINGS

1.	Schneider Electric SE

2.	Broadcom, Inc.

3.	ASML Holding NV

4.	Shell, PLC, ADR

5.	BAE Systems, PLC

6.	Iberdrola SA

7.	AstraZeneca, PLC, ADR

8.	Sony Group Corp., ADR

9.	London Stock Exchange Group, PLC

10.	Allianz SE

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	41

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.1%

Asia - 23.8%

Australia - 5.3%
Atlassian Corp. *	1,825	306,253
BHP Group, Ltd., ADR	4,200	250,614
Lynas Rare Earths, Ltd. *	46,625	214,249
Macquarie Group, Ltd.	2,225	264,748
Rio Tinto, PLC, ADR	4,400	280,896
Westpac Banking Corp.	4,425	63,006
Woodside Energy Group, Ltd., ADR	1,517	35,179

		1,414,945

China/Hong Kong - 5.0%
AIA Group, Ltd.	32,200	327,039
Baidu, Inc., ADR *	1,575	215,633
Budweiser Brewing Co. APAC, Ltd.	45,100	116,703
CSPC Pharmaceutical Group, Ltd.	262,960	228,849
ENN Energy Holdings, Ltd.	18,400	230,149
Ping An Insurance Group Co. of China, Ltd.	33,500	213,962

		1,332,335

Japan - 8.5%
Astellas Pharma, Inc.	17,700	263,597
Keyence Corp.	1,000	475,157
Recruit Holdings Co., Ltd.	11,200	357,452
Shiseido Co., Ltd.	4,100	185,852
Sony Group Corp., ADR	6,300	567,252
Terumo Corp.	13,100	417,230

		2,266,540

Singapore - 2.2%
DBS Group Holdings, Ltd.	15,600	364,303
Singapore Technologies Engineering, Ltd.	78,400	213,928

		578,231

South Korea - 2.8%
LG Chem, Ltd.	975	496,335
Samsung Electronics Co., Ltd., GDR	185	256,451

		752,786

Europe - 62.4%

France - 9.8%
AXA SA	11,750	347,228
Dassault Systemes SE	11,700	518,438
Elis SA	8,125	158,057
Forvia *	7,166	169,126
Safran SA	3,200	501,471
Schneider Electric SE	5,000	908,384

		2,602,704

Germany - 7.1%
Allianz SE	2,250	524,078
DHL Group	6,550	320,048
Infineon Technologies AG	5,700	234,739
Muenchener Rueckversicherungs AG	800	300,330
Siemens AG	3,100	516,773

		1,895,968

Ireland - 3.8%
Accenture, PLC	550	169,719

Name of Issuer	Quantity	Fair Value ($)

Aptiv, PLC *	1,225	125,060
CRH, PLC, ADR	4,800	267,504
Linde, PLC	500	190,540
STERIS, PLC	1,175	264,352

		1,017,175

Netherlands - 4.4%
Adyen NV *	84	145,460
ASML Holding NV	1,025	742,869
Stellantis NV	16,375	287,217

		1,175,546

Spain - 3.1%
Cellnex Telecom SA	5,200	210,100
Iberdrola SA	45,900	599,399

		809,499

Sweden - 1.2%
Evolution AB, ADR	1,000	126,500
Hexagon AB	16,200	199,265

		325,765

Switzerland - 9.9%
Logitech International SA	6,650	395,010
Lonza Group AG	590	352,651
Nestle SA	3,600	433,050
Novartis AG	1,325	133,586
On Holding AG *	3,700	122,100
Partners Group Holding AG	490	461,992
Roche Holding AG	875	267,286
TE Connectivity, Ltd.	1,100	154,176
Zurich Insurance Group AG	680	323,468

		2,643,319

United Kingdom - 23.1%
Ashtead Group, PLC	3,075	213,192
AstraZeneca, PLC, ADR	8,300	594,031
BAE Systems, PLC	52,600	620,220
Coca-Cola Europacific Partners, PLC	5,400	347,922
Compass Group, PLC	10,625	297,533
Dechra Pharmaceuticals, PLC	6,300	295,020
Diageo, PLC, ADR	2,775	481,407
Entain, PLC	20,350	329,055
Glencore, PLC, ADR	14,500	163,270
London Stock Exchange Group, PLC	5,100	542,810
Man Group, PLC	38,950	108,167
Reckitt Benckiser Group, PLC	3,100	232,968
RELX, PLC	12,275	409,472
Rentokil Initial, PLC	47,250	369,434
Shell, PLC, ADR	12,250	739,655
Smith & Nephew, PLC	25,250	407,367

		6,151,523

Latin America - 1.4%

Argentina - 1.4%
Globant SA *	2,050	368,426

North America - 9.5%

Canada - 4.1%
Alimentation Couche-Tard, Inc.	7,400	379,454
Colliers International Group, Inc.	1,600	157,104

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Lululemon Athletica, Inc. *	400	151,400
Waste Connections, Inc.	2,750	393,058

		1,081,016

United States - 5.4%
Broadcom, Inc.	1,025	889,115
Euronet Worldwide, Inc. *	1,775	208,332
Mondelez International, Inc.	4,800	350,112

		1,447,559

Total Common Stocks (cost: $17,988,153)		25,863,337

Investment Companies 0.5%
iShares MSCI India ETF (cost $95,523)	3,200	139,840

Short-Term Securities - 1.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99% (cost $495,601)	495,601	495,601

Total Investments in Securities - 99.5% (cost $18,579,277)		26,498,778

Other Assets and Liabilities, net - 0.5%		124,782

Net Assets - 100.0%		$26,623,560

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

JUNE 30, 2023	43

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	368,426	—	—	368,426
Australia	872,942	542,003	—	1,414,945
Canada	1,081,016	—	—	1,081,016
China/Hong Kong	215,633	1,116,702	—	1,332,335
France	—	2,602,704	—	2,602,704
Germany	—	1,895,968	—	1,895,968
Ireland	1,017,175	—	—	1,017,175
Japan	567,252	1,699,288	—	2,266,540
Netherlands	1,030,086	145,460	—	1,175,546
Singapore	—	578,231	—	578,231
South Korea	—	752,786	—	752,786
Spain	—	809,499	—	809,499
Sweden	126,500	199,265	—	325,765
Switzerland	671,286	1,972,033	—	2,643,319
United Kingdom	2,326,285	3,825,238	—	6,151,523
United States	1,447,559	—	—	1,447,559
Investment Companies	139,840	—	—	139,840
Short-Term Securities	495,601	—	—	495,601
Total:	10,359,601	16,139,177	—	26,498,778

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

[This page is intentionally left blank.]

JUNE 30, 2023	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund returned +6.42% during the 12-month period ended June 30, 2023, compared to the MSCI Emerging Markets Index return of -1.12%.

Factors that Influenced the Fund’s Performance

The Fund outperformed its benchmark amidst signs of slowing inflation (e.g., energy and food prices), China’s faster-than-expected reopening, and expected interest rate cuts. Yet, emerging markets still face risks from the Russia-Ukraine conflict, China’s slower economic recovery, and global recession. Contributing to outperformance during the 12-month period were the Fund’s holdings in the semiconductors & semiconductor equipment, materials, and banks sectors, where Broadcom, LG Chem, HDFC Bank Ltd, and DBS Group Holdings posted strong returns. On the negative side, sectors that hurt performance included financial services, capital goods, and consumer discretionary distribution & retail, which were hurt by Hong Kong Exchanges & Clearing Ltd, L.K. Technology Holdings Ltd. and JD.com ADR. Geographically, holdings in the Asia/Pacific ex Japan, Africa/Mideast, and North America regions added value, while having no exposure to Non-Euroland hurt results. By country, Singapore, Hong Kong, and South Africa helped performance, while Brazil, Taiwan, and India detracted, largely due to the Fund’s underweights in each of these latter markets.

Outlook and Positioning

We project emerging market (EM) GDP growth of +4.3% in 2023 (versus +3.7% in 2022) on robust India GDP growth, expected interest rate cuts, and greater China stimulus. We project India’s GDP will grow at a robust +6.2% pace in fiscal 2024, led by construction, financial services, and consumption. In emerging markets, inflation has surprised on the downside, due to lower oil/commodity prices and supply chain improvements. Accordingly, we expect EM central banks to cut interest rates soon. In China, we see downside risk to the 2023 GDP growth forecast of +5.5 percent, following a broad-based growth slowdown in the second quarter. As a result, China’s government policy has turned stimulative, as signaled by the unexpected policy rate cut in June. Still, given elevated debt levels and the government’s “housing is for living,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

not for speculation” mantra, any property or infrastructure stimulus should be moderate. Nevertheless, we expect better economic growth momentum into the second half of the year, as increased government stimulus takes hold.

Regarding strategy, we are maintaining an overweight position in Chinese stocks, as anticipated policy easing should help mitigate the downside in the economy. We are optimistic the macro recovery regains momentum and U.S./China relations improve. Our Chinese holdings are a diversified portfolio, incorporating an earnings recovery theme and defensive exposure. They include stocks in the online travel industry, restaurants, Macau gaming, life insurance, and the internet space, along with consumer staples, healthcare, and utilities. We also like South Korea, Singapore, and India, based on a stronger economic growth outlook. Our portfolio’s favored themes include financials, e-commerce, gaming, renewable energy, technology, and basic materials.

Roger J. Sit         Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.

46	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2023

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index[1]
One Year	6.42%	-1.12%
Five Year	0.22	-1.54
Ten Year	2.58	0.51
Since Inception	3.69	2.53
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION BY- REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia/Pacific	70.5%	78.0%
Africa/Middle East	8.3	10.5
North America	8.2	—
Latin America	7.8	9.3
Europe	1.2	2.2
Cash & Other Net Assets	4.0	—

Based on net assets as of June 30, 2023.

PORTFOLIO SUMMARY

Net Asset Value 6/30/23:	$16.06	Per Share
Net Asset Value 6/30/22:	$15.46	Per Share
Net Assets:	$10.1	Million
Weighted Average Market Cap:	$123.1	Billion

TOP 10 HOLDINGS

1.	Taiwan Semiconductor Co.

2.	Samsung Electronics Co., Ltd.

3.	Broadcom, Inc.

4.	iShares MSCI India ETF

5.	HDFC Bank, Ltd., ADR

6.	Tencent Holdings, Ltd.

7.	DBS Group Holdings, Ltd.

8.	LG Chem, Ltd.

9.	Bid Corp., Ltd.

10.	Southern Copper Corp.

Based on net assets as of June 30, 2023.

SECTOR ALLOCATION

Based on net assets as of June 30, 2023.

Information on this page is unaudited.

JUNE 30, 2023	47

SCHEDULE OF INVESTMENTS

June 30, 2023

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 91.8%

Africa/Middle East - 8.3%

Israel - 2.1%
NICE, Ltd., ADR *	1,050	216,825

South Africa - 6.2%
Bid Corp., Ltd.	13,200	289,855
Bidvest Group, Ltd.	5,525	76,802
Naspers, Ltd.	1,425	257,442

		624,099

Asia - 66.3%

Australia - 2.3%
Atlassian Corp. *	450	75,514
Rio Tinto, PLC, ADR	2,475	158,004

		233,518

China/Hong Kong - 28.9%
AIA Group, Ltd.	21,400	217,349
Alibaba Group Holding, Ltd., ADR *	2,700	225,045
Baidu, Inc., ADR *	1,100	150,601
Budweiser Brewing Co. APAC, Ltd.	46,000	119,032
China International Capital Corp., Ltd.	58,400	102,954
China Mengniu Dairy Co., Ltd.	43,000	162,509
China Petroleum & Chemical Corp.	140,000	82,312
CSPC Pharmaceutical Group, Ltd.	192,400	167,442
ENN Energy Holdings, Ltd.	19,800	247,660
GDS Holdings, Ltd., ADR *	1,000	10,990
Hong Kong Exchanges & Clearing, Ltd.	5,100	193,234
JD.com, Inc.	542	9,243
JD.com, Inc., ADR	3,600	122,868
Jiumaojiu International Holdings, Ltd.	9,000	14,801
LK Technology Holdings, Ltd.	72,500	65,959
Meituan *	6,820	106,944
Ping An Insurance Group Co. of China, Ltd.	19,900	127,100
Sands China, Ltd. *	42,400	145,208
Sinopharm Group Co., Ltd.	44,900	140,559
Tencent Holdings, Ltd.	8,200	347,690
Trip.com Group, Ltd., ADR *	4,450	155,750

		2,915,250

India - 3.7%
HDFC Bank, Ltd., ADR	5,350	372,895

Indonesia - 2.0%
Astra International Tbk PT	176,000	79,830
XL Axiata Tbk PT	948,800	124,152

		203,982

Singapore - 6.0%
DBS Group Holdings, Ltd.	14,500	338,615
Flex, Ltd. *	4,000	110,560
Sea, Ltd, ADR *	600	34,824
Singapore Technologies Engineering, Ltd.	44,000	120,062

		604,061

South Korea - 11.3%
LG Chem, Ltd.	575	292,711
NAVER Corp.	450	62,993
Samsung Electronics Co., Ltd.	10,925	601,566

Name of Issuer	Quantity	Fair Value ($)

Shinhan Financial Group Co., Ltd.	7,200	186,136

		1,143,406

Taiwan - 10.3%
Cathay Financial Holding Co., Ltd.	88,784	123,254
Hon Hai Precision Industry Co., Ltd., GDR	23,700	170,403
Taiwan Semiconductor Co.	37,482	692,417
Taiwan Semiconductor Co., ADR	525	52,983

		1,039,057

Thailand - 1.8%
Bangkok Bank PCL	36,500	178,732

Europe - 1.2%

Netherlands - 1.2%
Prosus NV	1,700	124,498

Latin America - 7.8%

Argentina - 2.1%
Globant SA *	1,175	211,171

Brazil - 2.0%
Ambev SA, ADR	21,575	68,609
Banco Bradesco SA	30,350	104,712
Lojas Renner SA	8,130	34,060

		207,381

Chile - 0.9%
Banco Santander Chile, ADR	4,700	88,595

Peru - 2.8%
Southern Copper Corp.	3,900	279,786

North America - 8.2%

Mexico - 2.6%
Fomento Economico Mexicano, ADR	1,575	174,572
Grupo Bimbo SAB de CV	16,000	85,941

		260,513

United States - 5.6%
Broadcom, Inc.	550	477,086
Skyworks Solutions, Inc.	775	85,785

		562,871

Total Common Stocks (cost: $7,148,229)		9,266,640

Investment Companies 4.2%
iShares MSCI India ETF (cost $293,381)	9,750	426,075

Short-Term Securities - 3.8%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.99% (cost $380,955)	380,955	380,955

Total Investments in Securities - 99.8% (cost $7,822,565)		10,073,670

Other Assets and Liabilities, net - 0.2%		24,181

Net Assets - 100.0%		$10,097,851

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	211,171	—	—	211,171
Australia	233,518	—	—	233,518
Brazil	207,381	—	—	207,381
Chile	88,595	—	—	88,595
China/Hong Kong	665,254	2,249,996	—	2,915,250
India	372,895	—	—	372,895
Indonesia	—	203,982	—	203,982
Israel	216,825	—	—	216,825
Mexico	260,513	—	—	260,513
Netherlands	—	124,498	—	124,498
Peru	279,786	—	—	279,786
Singapore	145,384	458,677	—	604,061
South Africa	366,657	257,442	—	624,099
South Korea	—	1,143,406	—	1,143,406
Taiwan	223,386	815,671	—	1,039,057
Thailand	—	178,732	—	178,732
United States	562,871	—	—	562,871
Investment Companies	426,075	—	—	426,075
Short-Term Securities	380,955	—	—	380,955
Total:	4,641,266	5,432,404	—	10,073,670

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2023	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2023

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund

ASSETS
Investments in securities, at identified cost	$35,796,027	$181,544,400	$27,213,569

Investments in securities, at fair value - see accompanying schedule for detail	$49,330,870	$230,707,774	$47,865,606
Cash in bank on demand deposit	—	—	8
Accrued interest and dividends receivable	149,376	219,503	124,519
Receivable for investment securities sold	168,549	1,226,550	—
Receivable for Fund shares sold	20,630	38,902	2,536

Total assets	49,669,425	232,192,729	47,992,669

LIABILITIES
Payable for investment securities purchased	171,078	827,685	—
Payable for Fund shares redeemed	14,701	75,510	25,748
Accrued investment management fees and advisory fees	31,785	130,599	38,621
Accrued Rule 12b-1 fees (Class S)	—	4,329	820

Total liabilities	217,564	1,038,123	65,189

Net assets applicable to outstanding capital stock	$49,451,861	$231,154,606	$47,927,480

Net assets consist of:
Capital (par value and paid-in surplus)	$36,090,756	$177,523,451	$27,726,879
Total distributable earnings (loss), including unrealized appreciation (depreciation)	13,361,105	53,631,155	20,200,601

	$49,451,861	$231,154,606	$47,927,480

Outstanding shares:
Common Shares (Class I)*	1,719,628	14,332,491	1,929,697

Common Shares (Class S)*	—	1,465,232	177,624

Net assets applicable to outstanding shares:
Common Shares (Class I)*	$49,451,861	$209,856,079	$43,893,013

Common Shares (Class S)*	—	21,298,527	4,034,467

Net asset value per share of outstanding capital stock:
Common Shares (Class I)*	$28.76	$14.64	$22.75

Common Shares (Class S)*	—	14.54	22.71

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$60,028,114	$5,611,677	$95,067,298	$16,115,481	$65,261,381	$18,579,277	$7,822,565

$162,845,779	$9,161,768	$186,338,668	$21,452,964	$109,874,288	$26,498,778	$10,073,670
—	2	—	—	—	6	1
65,454	18,650	72,836	33,112	91,036	142,255	30,009
—	—	—	—	—	—	—
18,410	—	11,244	3,098	5,218	2,161	2,081

162,929,643	9,180,420	186,422,748	21,489,174	109,970,542	26,643,200	10,105,761

—	—	1,008,745	—	—	—	—
27,401	—	8,491	—	16,194	1,102	120
129,743	7,389	185,033	15,232	130,197	18,538	7,790
—	873	—	987	—	—	—

157,144	8,262	1,202,269	16,219	146,391	19,640	7,910

$162,772,499	$9,172,158	$185,220,479	$21,472,955	$109,824,151	$26,623,560	$10,097,851

$56,761,367	$5,697,648	$94,588,901	$16,106,667	$63,782,867	$18,329,006	$7,728,967
106,011,132	3,474,510	90,631,578	5,366,288	46,041,284	8,294,554	2,368,884

$162,772,499	$9,172,158	$185,220,479	$21,472,955	$109,824,151	$26,623,560	$10,097,851

2,793,865	277,956	9,226,483	1,153,421	1,821,542	1,291,347	628,805

—	248,419	—	347,222	—	—	—

$162,772,499	$4,865,974	$185,220,479	$16,507,977	$109,824,151	$26,623,560	$10,097,851

—	4,306,184	—	4,964,978	—	—	—

$58.26	$17.51	$20.07	$14.31	$60.29	$20.62	$16.06

—	17.33	—	14.30	—	—	—

JUNE 30, 2023	51

STATEMENTS OF OPERATIONS

Year Ended June 30, 2023

			Sit
		Sit	Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund

Investment income:
Income:
Dividends*	$427,326	$4,705,053	$898,357
Interest	612,990	53,843	29,675

Total income	1,040,316	4,758,896	928,032

Expenses (note 4):
Investment management and advisory service fee	468,253	2,211,828	536,086
12b-1 fees (Class S)	—	54,225	8,764

Total expenses	468,253	2,266,053	544,850

Less fees and expenses waived by investment adviser	(93,651)	(663,548)	(107,217)

Total net expenses	374,602	1,602,505	437,633

Net investment income (loss)	665,714	3,156,391	490,399

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(296,792)	8,612,443	(553,670)
Net realized gain (loss) on foreign currency transactions	—	—	(125)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,025,324	18,864,045	6,762,490

Net gain (loss)	4,728,532	27,476,488	6,208,695

Net increase (decrease) in net assets resulting from operations	$5,394,246	$30,632,879	$6,699,094

* Foreign taxes withheld on dividends received	$2,821	$12,003	$30,904

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS ANNUAL REPORT

			Sit			Sit
Sit	Sit	Sit	Small Cap	Sit	Sit	Developing
Large Cap	ESG	Mid Cap	Dividend	Small Cap	International	Markets
Growth	Growth	Growth	Growth	Growth	Growth	Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$1,536,511	$140,068	$2,055,458	$441,322	$1,239,071	$556,334	$222,170
36,360	10,265	76,243	20,996	62,075	10,747	7,102

1,572,871	150,333	2,131,701	462,318	1,301,146	567,081	229,272

1,423,951	99,114	2,186,994	249,980	1,549,713	359,663	189,184
—	9,678	—	11,836	—	—	—

1,423,951	108,792	2,186,994	261,816	1,549,713	359,663	189,184

—	(19,823)	—	(69,995)	—	(155,854)	(99,322)

1,423,951	88,969	2,186,994	191,821	1,549,713	203,809	89,862

148,920	61,364	(55,293)	270,497	(248,567)	363,272	139,410

3,554,651	(121,879)	818,612	205,656	2,436,394	326,460	35,346
—	(145)	—	(4)	(29)	(773)	(1,007)

29,320,184	1,653,170	33,871,734	2,493,454	14,084,650	3,397,851	419,970

32,874,835	1,531,146	34,690,346	2,699,106	16,521,015	3,723,538	454,309

$33,023,755	$1,592,510	$34,635,053	$2,969,603	$16,272,448	$4,086,810	$593,719

$7,431	$7,424	$7,313	$1,294	$7,082	$50,952	$20,936

JUNE 30, 2023	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Operations:
Net investment income (loss)	$665,714	$474,954	$3,156,391	$3,335,617
Net realized gain (loss) on investments and foreign currency transactions	(296,792)	2,359,977	8,612,443	25,349,263
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	5,025,324	(12,491,710)	18,864,045	(44,984,342)

Net increase (decrease) in net assets resulting from operations	5,394,246	(9,656,779)	30,632,879	(16,299,462)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(2,221,064)	(2,956,313)	(21,774,304)	(25,681,861)
Common shares (Class S)	—	—	(2,372,811)	(3,168,345)

Total distributions	(2,221,064)	(2,956,313)	(24,147,115)	(28,850,206)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	3,894,958	13,412,686	16,884,847	28,157,324
Common Shares (Class S)	—	—	1,073,831	1,509,331
Reinvested distributions
Common Shares (Class I)	2,174,246	2,928,301	20,490,706	24,442,835
Common Shares (Class S)	—	—	2,366,839	3,159,382
Payments for shares redeemed
Common Shares (Class I)	(7,916,953)	(21,844,017)	(24,480,723)	(28,473,035)
Common Shares (Class S)	—	—	(4,592,175)	(9,393,310)

Increase (decrease) in net assets from capital transactions	(1,847,749)	(5,503,030)	11,743,325	19,402,527

Total increase (decrease) in net assets	1,325,433	(18,116,122)	18,229,089	(25,747,141)

Net assets:
Beginning of year	48,126,428	66,242,550	212,925,517	238,672,658

End of year	$49,451,861	$48,126,428	$231,154,606	$212,925,517

Capital transactions in shares:
Sold
Common Shares (Class I)	141,588	398,336	1,190,785	1,663,335
Common Shares (Class S)	—	—	74,506	89,054
Reinvested distributions
Common Shares (Class I)	83,352	88,175	1,492,898	1,442,952
Common Shares (Class S)	—	—	173,605	187,577
Redeemed
Common Shares (Class I)	(296,842)	(711,508)	(1,717,513)	(1,676,083)
Common Shares (Class S)	—	—	(326,696)	(545,058)

Net increase (decrease)	(71,902)	(224,997)	887,585	1,161,777

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

$490,399	$410,390	$148,920	($266,176)	$61,364	$38,713

(553,795)	802,964	3,554,651	9,487,470	(122,024)	282,988

6,762,490	(6,395,328)	29,320,184	(40,967,507)	1,653,170	(1,847,947)

6,699,094	(5,181,974)	33,023,755	(31,746,213)	1,592,510	(1,526,246)

(446,552)	(334,135)	(4,952,920)	(10,822,278)	(120,779)	(71,656)
(31,454)	(22,870)	—	—	(116,450)	(59,748)

(478,006)	(357,005)	(4,952,920)	(10,822,278)	(237,229)	(131,404)

1,615,055	1,661,272	3,760,728	4,420,115	347,403	157,956
300,231	199,533	—	—	125,749	72,207

417,990	314,053	4,756,966	10,641,515	120,779	71,656
31,454	22,870	—	—	116,450	59,748

(915,118)	(1,306,482)	(10,251,212)	(13,154,398)	(55,305)	(473,310)
(190,973)	(458,731)	—	—	(155,989)	(32,242)

1,258,639	432,515	(1,733,518)	1,907,232	499,087	(143,985)

7,479,727	(5,106,464)	26,337,317	(40,661,259)	1,854,368	(1,801,635)

40,447,753	45,554,217	136,435,182	177,096,441	7,317,790	9,119,425

$47,927,480	$40,447,753	$162,772,499	$136,435,182	$9,172,158	$7,317,790

79,480	72,461	71,837	71,691	21,896	8,598
13,785	8,666	—	—	7,983	4,130

21,219	13,860	100,912	163,590	8,057	3,783
1,602	1,014	—	—	7,836	3,176

(45,193)	(57,269)	(204,325)	(219,041)	(3,587)	(27,259)
(9,514)	(20,277)	—	—	(10,041)	(1,728)

61,379	18,455	(31,576)	16,240	32,144	(9,300)

JUNE 30, 2023	55

STATEMENTS OF CHANGES IN NET ASSETS

			Sit Small Cap
	Sit Mid Cap Growth Fund		Dividend Growth Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Operations:
Net investment income (loss)	($55,293)	($1,117,433)	$270,497	$188,059
Net realized gain (loss) on investments and foreign currency transactions	818,612	11,614,655	205,652	862,066
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	33,871,734	(64,721,093)	2,493,454	(4,651,240)

Net increase (decrease) in net assets resulting from operations	34,635,053	(54,223,871)	2,969,603	(3,601,115)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(5,106,424)	(26,173,363)	(619,836)	(1,438,331)
Common shares (Class S)	—	—	(182,623)	(429,103)

Total distributions	(5,106,424)	(26,173,363)	(802,459)	(1,867,434)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	1,684,465	1,319,860	698,064	844,902
Common Shares (Class S)	—	—	169,792	219,344
Reinvested distributions
Common Shares (Class I)	4,614,072	25,308,092	576,207	1,350,645
Common Shares (Class S)	—	—	177,090	414,564
Payments for shares redeemed
Common Shares (Class I)	(15,036,435)	(9,971,539)	(634,237)	(924,477)
Common Shares (Class S)	—	—	(213,821)	(204,817)

Increase (decrease) in net assets from capital transactions	(8,737,898)	16,656,413	773,095	1,700,161

Total increase (decrease) in net assets	20,790,731	(63,740,821)	2,940,239	(3,768,388)

Net assets:
Beginning of year	164,429,748	228,170,569	18,532,716	22,301,104

End of year	$185,220,479	$164,429,748	$21,472,955	$18,532,716

Capital transactions in shares:
Sold
Common Shares (Class I)	89,278	60,388	50,029	52,492
Common Shares (Class S)	—	—	12,109	13,840
Reinvested distributions
Common Shares (Class I)	256,911	1,096,063	44,217	85,026
Common Shares (Class S)	—	—	13,592	26,101
Redeemed
Common Shares (Class I)	(813,255)	(441,904)	(46,458)	(54,966)
Common Shares (Class S)	—	—	(15,223)	(13,515)

Net increase (decrease)	(467,066)	714,547	58,266	108,978

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

($248,567)	($875,254)	$363,272	$259,074	$139,410	$134,915
2,436,365	7,511,737	325,687	692,622	34,339	80,939

14,084,650	(41,245,382)	3,397,851	(8,092,173)	419,970	(3,750,421)

16,272,448	(34,608,899)	4,086,810	(7,140,477)	593,719	(3,534,567)

(1,688,086)	(19,675,197)	(453,404)	(72,739)	(222,145)	(252,776)
—	—	—	—	—	—

(1,688,086)	(19,675,197)	(453,404)	(72,739)	(222,145)	(252,776)

1,523,686	1,398,827	1,165,079	767,114	998,232	682,993
—	—	—	—	—	—

1,564,134	19,201,055	420,136	71,582	216,826	247,111
—	—	—	—	—	—

(6,292,024)	(13,730,915)	(1,048,990)	(2,516,151)	(888,402)	(1,625,794)
—	—	—	—	—	—

(3,204,204)	6,868,967	536,225	(1,677,455)	326,656	(695,690)

11,380,158	(47,415,129)	4,169,631	(8,890,671)	698,230	(4,483,033)

98,443,993	145,859,122	22,453,929	31,344,600	9,399,621	13,882,654

$109,824,151	$98,443,993	$26,623,560	$22,453,929	$10,097,851	$9,399,621

26,818	19,358	60,251	33,021	63,927	36,524
—	—	—	—	—	—

29,138	276,393	22,996	3,120	14,484	13,548
—	—	—	—	—	—

(112,711)	(193,154)	(54,715)	(120,475)	(57,576)	(90,929)
—	—	—	—	—	—

(56,755)	102,597	28,532	(84,334)	20,835	(40,857)

JUNE 30, 2023	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Year Ended June 30,

	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$26.86	$32.85	$26.37	$25.06	$23.76

Operations:
Net investment income [1]	0.38	0.23	0.22	0.25	0.32
Net realized and unrealized gains (losses)	2.84	(4.86)	6.71	2.64	1.52

Total from operations	3.22	(4.63)	6.93	2.89	1.84

Distributions to Shareholders:
From net investment income	(0.36)	(0.22)	(0.20)	(0.27)	(0.31)
From net realized gains	(0.96)	(1.14)	(0.25)	(1.31)	(0.23)

Total distributions	(1.32)	(1.36)	(0.45)	(1.58)	(0.54)

Net Asset Value
End of period	$28.76	$26.86	$32.85	$26.37	$25.06

Total investment return [2]	12.53%	(14.87%)	26.48%	11.91%	7.98%

Net assets at end of period (000’s omitted)	$49,452	$48,126	$66,243	$46,658	$34,465

Ratios: [3]
Expenses (without waiver)	1.00%[4]	1.00%[4]	1.00%	1.00%	1.00%
Expenses (with waiver)	0.80%[4]	0.91%[4]	—	—	—
Net investment income (without waiver)	1.22%	0.62%	0.74%	0.99%	1.33%
Net investment income (with waiver)	1.42%	0.71%	—	—	—

Portfolio turnover rate (excluding short-term securities)	39.71%	39.92%	38.30%	58.63%	50.45%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$14.29	$17.37	$13.48	$14.45	$16.69

Operations:
Net investment income [1]	0.21	0.24	0.21	0.22	0.38
Net realized and unrealized gains (losses)	1.78	(1.19)	4.75	0.64	0.55

Total from operations	1.99	(0.95)	4.96	0.86	0.93
Redemption fee [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.20)	(0.24)	(0.21)	(0.24)	(0.40)
From net realized gains	(1.44)	(1.89)	(0.86)	(1.59)	(2.77)

Total distributions	(1.64)	(2.13)	(1.07)	(1.83)	(3.17)

Net Asset Value
End of period	$14.64	$14.29	$17.37	$13.48	$14.45

Total investment return [3]	14.76%	(7.27%)	38.13%	5.46%	8.37%

Net assets at end of period (000’s omitted)	$209,856	$191,010	$207,378	$172,746	$214,204

Ratios: [4]
Expenses (without waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver) [5]	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (without waiver)	1.15%	1.11%	1.08%	1.30%	2.04%
Net investment income (with waiver)	1.45%	1.41%	1.38%	1.60%	2.34%

Portfolio turnover rate (excluding short-term securities)	51.49%	58.96%	42.93%	68.43%	51.52%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2023	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class S	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$14.20	$17.27	$13.40	$14.37	$16.61

Operations:
Net investment income [1]	0.17	0.19	0.17	0.19	0.32
Net realized and unrealized gains (losses)	1.77	(1.17)	4.73	0.63	0.57

Total from operations	1.94	(0.98)	4.90	0.82	0.89
Redemption fee	— [2]	—	— [2]	— [2]	— [2]
Distributions to Shareholders:
From net investment income	(0.16)	(0.20)	(0.17)	(0.20)	(0.36)
From net realized gains	(1.44)	(1.89)	(0.86)	(1.59)	(2.77)

Total distributions	(1.60)	(2.09)	(1.03)	(1.79)	(3.13)

Net Asset Value
End of period	$14.54	$14.20	$17.27	$13.40	$14.37

Total investment return [3]	14.47%	(7.50%)	37.87%	5.19%	8.12%

Net assets at end of period (000’s omitted)	$21,299	$21,915	$31,295	$29,106	$39,729

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (without waiver)	0.90%	0.85%	0.83%	1.05%	1.80%
Net investment income (with waiver)	1.20%	1.15%	1.13%	1.35%	2.10%

Portfolio turnover rate (excluding short-term securities)	51.49%	58.96%	42.93%	68.43%	51.52%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$19.77	$22.47	$16.87	$16.34	$15.24

Operations:
Net investment income [1]	0.24	0.21	0.20	0.22	0.28
Net realized and unrealized gains (losses)	2.98	(2.73)	5.59	0.57	1.10

Total from operations	3.22	(2.52)	5.79	0.79	1.38

Redemption fee	—	—	—	— [2]	— [2]
Distributions to Shareholders:
From net investment income	(0.24)	(0.18)	(0.19)	(0.26)	(0.28)

Net Asset Value
End of period	$22.75	$19.77	$22.47	$16.87	$16.34

Total investment return [3]	16.46%	(11.31%)	34.61%	4.93%	9.18%

Net assets at end of period (000’s omitted)	$43,893	$37,057	$41,461	$31,361	$30,823

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (without waiver)	0.91%	0.66%	0.77%	1.11%	1.53%
Net investment income (with waiver)	1.16%	0.91%	1.02%	1.36%	1.78%

Portfolio turnover rate (excluding short-term securities)	6.09%	4.64%	11.55%	22.15%	15.07%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2023	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class S	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$19.74	$22.45	$16.85	$16.33	$15.22

Operations:
Net investment income [1]	0.19	0.15	0.15	0.18	0.24
Net realized and unrealized gains (losses)	2.96	(2.73)	5.60	0.56	1.11

Total from operations	3.15	(2.58)	5.75	0.74	1.35

Redemption fee	—	—	— [2]	— [2]	—
Distributions to Shareholders:
From net investment income	(0.18)	(0.13)	(0.15)	(0.22)	(0.24)

Net Asset Value
End of period	$22.71	$19.74	$22.45	$16.85	$16.33

Total investment return [3]	16.13%	(11.58%)	34.32%	4.60%	8.98%

Net assets at end of period (000’s omitted)	$4,034	$3,391	$4,093	$3,391	$3,241

Ratios: [4]
Expenses (without waiver) [5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	0.66%	0.39%	0.52%	0.87%	1.28%
Net investment income (with waiver)	0.91%	0.64%	0.77%	1.12%	1.53%

Portfolio turnover rate (excluding short-term securities)	6.09%	4.64%	11.55%	22.15%	15.07%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Year Ended June 30,

	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$48.29	$63.04	$47.07	$42.53	$42.40

Operations:
Net investment income (loss) [1]	0.05	(0.09)	(0.06)	0.07	0.16
Net realized and unrealized gains (losses)	11.70	(10.74)	18.95	8.60	3.61

Total from operations	11.75	(10.83)	18.89	8.67	3.77
Redemption fee	— [2]	—	— [2]	— [2]	— [2]
Distributions to Shareholders:
From net investment income	—	—	(0.02)	(0.12)	(0.15)
From net realized gains	(1.78)	(3.92)	(2.90)	(4.01)	(3.49)

Total distributions	(1.78)	(3.92)	(2.92)	(4.13)	(3.64)
Net Asset Value
End of period	$58.26	$48.29	$63.04	$47.07	$42.53

Total investment return [3]	25.20%	(18.78%)	41.12%	21.34%	10.54%

Net assets at end of period (000’s omitted)	$162,772	$136,435	$177,096	$129,154	$116,581

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.10%	(0.15%)	(0.11%)	0.17%	0.39%

Portfolio turnover rate (excluding short-term securities)	2.96%	10.83%	9.75%	14.53%	16.02%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2023	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$14.87	$18.17	$13.85	$13.21	$12.37

Operations:
Net investment income [1]	0.14	0.10	0.12	0.12	0.17
Net realized and unrealized gains (losses)	2.99	(3.13)	4.30	0.74	0.83

Total from operations	3.13	(3.03)	4.42	0.86	1.00
Redemption fee	—	—	— [2]	—	—
Distributions to Shareholders:
From net investment income	(0.10)	(0.08)	(0.10)	(0.17)	(0.16)
From net realized gains	(0.39)	(0.19)	—	(0.05)	—

Total distributions	(0.49)	(0.27)	(0.10)	(0.22)	(0.16)

Net Asset Value
End of period	$17.51	$14.87	$18.17	$13.85	$13.21

Total investment return [3]	21.57%	(16.97%)	31.97%	6.47%	8.30%

Net assets at end of period (000’s omitted)	$4,866	$3,740	$4,841	$3,477	$3,387

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (without waiver)	0.65%	0.30%	0.48%	0.63%	1.14%
Net investment income (with waiver)	0.90%	0.55%	0.73%	0.88%	1.38%

Portfolio turnover rate (excluding short-term securities)	7.12%	9.23%	7.39%	25.28%	9.26%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class S	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$14.74	$18.05	$13.78	$13.16	$12.34

Operations:
Net investment income [1]	0.10	0.05	0.08	0.08	0.14
Net realized and unrealized gains (losses)	2.96	(3.11)	4.27	0.74	0.83

Total from operations	3.06	(3.06)	4.35	0.82	0.97
Distributions to Shareholders:
From net investment income	(0.08)	(0.06)	(0.08)	(0.15)	(0.15)
From net realized gains	(0.39)	(0.19)	—	(0.05)	—

Total distributions	(0.47)	(0.25)	(0.08)	(0.20)	(0.15)

Net Asset Value
End of period	$17.33	$14.74	$18.05	$13.78	$13.16

Total investment return [2]	21.27%	(17.24%)	31.61%	6.22%	8.01%

Net assets at end of period (000’s omitted)	$4,306	$3,577	$4,279	$3,158	$2,895

Ratios: [3]
Expenses (without waiver) [4]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [4]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	0.40%	0.05%	0.23%	0.38%	0.89%
Net investment income (with waiver)	0.65%	0.30%	0.48%	0.63%	1.14%

Portfolio turnover rate (excluding short-term securities)	7.12%	9.23%	7.39%	25.28%	9.26%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2023	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$16.96	$25.41	$19.05	$18.84	$18.96

Operations:
Net investment loss [1]	(0.01)	(0.12)	(0.10)	(0.05)	(0.03)
Net realized and unrealized gains (losses)	3.67	(5.37)	7.44	1.64	1.79

Total from operations	3.66	(5.49)	7.34	1.59	1.76
Redemption fee [2]	—	—	—	—	—
Distributions to Shareholders:
From net realized gains	(0.55)	(2.96)	(0.98)	(1.38)	(1.88)

Net Asset Value
End of period	$20.07	$16.96	$25.41	$19.05	$18.84

Total investment return [3]	22.00%	(24.70%)	38.99%	8.75%	11.76%

Net assets at end of period (000’s omitted)	$185,220	$164,430	$228,171	$172,744	$169,099

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.03%)	(0.52%)	(0.46%)	(0.27%)	(0.16%)

Portfolio turnover rate (excluding short-term securities)	7.00%	13.16%	19.54%	25.58%	27.70%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$12.85	$16.73	$11.39	$11.89	$12.27

Operations:
Net investment income [1]	0.19	0.14	0.13	0.13	0.15
Net realized and unrealized gains (losses)	1.83	(2.61)	5.32	(0.49)	(0.25)

Total from operations	2.02	(2.47)	5.45	(0.36)	(0.10)
Redemption fee	—	— [2]	—	—	—
Distributions to Shareholders:
From net investment income	(0.19)	(0.14)	(0.11)	(0.14)	(0.15)
From net realized gains	(0.37)	(1.27)	—	—	(0.13)

Total distributions	(0.56)	(1.41)	(0.11)	(0.14)	(0.28)

Net Asset Value
End of period	$14.31	$12.85	$16.73	$11.39	$11.89

Total investment return [3]	16.20%	(16.30%)	48.13%	(3.05%)	(0.54%)

Net assets at end of period (000’s omitted)	$16,508	$14,209	$17,114	$11,786	$12,559

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	0.90%	0.95%	1.00%	1.00%	1.00%
Net investment income (without waiver)	1.06%	0.59%	0.67%	0.90%	1.07%
Net investment income (with waiver)	1.41%	0.89%	0.92%	1.15%	1.32%

Portfolio turnover rate (excluding short-term securities)	15.05%	18.47%	27.91%	27.58%	24.17%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2023	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class S	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$12.84	$16.72	$11.38	$11.88	$12.26

Operations:
Net investment income [1]	0.16	0.11	0.10	0.10	0.12
Net realized and unrealized gains (losses)	1.83	(2.62)	5.32	(0.49)	(0.25)

Total from operations	1.99	(2.51)	5.42	(0.39)	(0.13)
Redemption fee	—	— [2]	—	—	—
Distributions to Shareholders:
From net investment income	(0.16)	(0.10)	(0.08)	(0.11)	(0.12)
From net realized gains	(0.37)	(1.27)	—	—	(0.13)

Total distributions	(0.53)	(1.37)	(0.08)	(0.11)	(0.25)

Net Asset Value
End of period	$14.30	$12.84	$16.72	$11.38	$11.88

Total investment return [3]	15.91%	(16.48%)	47.73%	(3.30%)	(0.80%)

Net assets at end of period (000’s omitted)	$4,965	$4,323	$5,187	$3,720	$3,981

Ratios: [4]

Expenses (without waiver) [5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [5]	1.15%	1.20%	1.25%	1.25%	1.25%
Net investment income (without waiver)	0.81%	0.42%	0.42%	0.64%	0.82%
Net investment income (with waiver)	1.16%	0.72%	0.67%	0.89%	1.07%

Portfolio turnover rate (excluding short-term securities)	15.05%	18.47%	27.91%	27.58%	24.17%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

68	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$52.41	$82.14	$56.81	$55.46	$57.18

Operations:
Net investment loss [1]	(0.13)	(0.48)	(0.44)	(0.28)	(0.25)
Net realized and unrealized gains (losses)	8.93	(17.68)	28.28	3.38	2.88

Total from operations	8.80	(18.16)	27.84	3.10	2.63
Redemption fee [2]	—	—	—	—	—
Distributions to Shareholders:
From net realized gains	(0.92)	(11.57)	(2.51)	(1.75)	(4.35)

Net Asset Value
End of period	$60.29	$52.41	$82.14	$56.81	$55.46

Total investment return [3]	17.01%	(25.57%)	49.65%	5.68%	6.45%

Net assets at end of period (000’s omitted)	$109,824	$98,444	$145,859	$100,613	$99,630

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.24%)	(0.67%)	(0.62%)	(0.53%)	(0.47%)

Portfolio turnover rate (excluding short-term securities)	13.76%	15.64%	30.54%	25.74%	26.34%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2023	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$17.78	$23.27	$17.38	$17.13	$16.75

Operations:
Net investment income [1]	0.28	0.20	0.05	0.06	0.16
Net realized and unrealized gains (losses)	2.92	(5.63)	5.89	0.36	0.40

Total from operations	3.20	(5.43)	5.94	0.42	0.56
Redemption fee	—	—	—	— [2]	—
Distributions to Shareholders:
From net investment income	(0.27)	(0.06)	(0.05)	(0.17)	(0.18)
From net realized gains	(0.09)	—	—	—	—

Total distributions	(0.36)	(0.06)	(0.05)	(0.17)	(0.18)

Net Asset Value
End of period	$20.62	$17.78	$23.27	$17.38	$17.13

Total investment return [3]	18.27%	(23.41%)	34.18%	2.43%	3.55%

Net assets at end of period (000’s omitted)	$26,624	$22,454	$31,345	$23,005	$23,463

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%	1.50%	1.50%
Expenses (with waiver)	0.85%[5]	1.20%[5]	—	—	—
Net investment income (without waiver)	0.87%	0.59%	0.26%	0.35%	0.97%
Net investment income (with waiver)	1.52%	0.88%	—	—	—

Portfolio turnover rate (excluding short-term securities)	7.65%	7.76%	12.61%	13.38%	27.38%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

70	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Year Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$15.46	$21.40	$16.28	$16.21	$17.25

Operations:
Net investment income [1]	0.23	0.21	0.01	0.26	0.10
Net realized and unrealized gains (losses)	0.74	(5.76)	5.17	0.11	(0.90)

Total from operations	0.97	(5.55)	5.18	0.37	(0.80)
Redemption fee	— [2]	—	—	— [2]	—
Distributions to Shareholders:
From net investment income	(0.29)	(0.02)	(0.02)	(0.30)	(0.08)
From net realized gains	(0.08)	(0.37)	(0.04)	—	(0.16)

Total distributions	(0.37)	(0.39)	(0.06)	(0.30)	(0.24)

Net Asset Value
End of period	$16.06	$15.46	$21.40	$16.28	$16.21

Total investment return [3]	6.42%	(26.19%)	31.79%	2.20%	(4.43%)

Net assets at end of period (000’s omitted)	$10,098	$9,400	$13,883	$10,260	$9,996

Ratios: [4]
Expenses (without waiver) [5]	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses (with waiver) [5]	0.95%	1.20%	1.40%	1.40%	1.40%
Net investment income (without waiver)	0.42%	0.35%	(0.55%)	1.05%	0.03%
Net investment income (with waiver)	1.47%	1.15%	0.05%	1.65%	0.63%

Portfolio turnover rate (excluding short-term securities)	0.76%	2.49%	7.52%	4.15%	10.28%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2023	71

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2023

(1)	Organization

The Sit Mutual Funds covered by this report are Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Large Cap Growth Fund, Sit ESG Growth Fund, Sit Mid Cap Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund (each a “Fund” and collectively, the “Funds”). The Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund are series funds of Sit Mutual Funds, Inc. Each Fund has 10 billion authorized shares of capital stock with a par value of $0.001. This report covers the equity Funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced Fund	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth Fund	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, seek long-term capital appreciation.
Global Dividend Growth Fund	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, seek long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
ESG Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Dividend Growth Fund	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, seek long-term capital appreciation.
Small Cap Growth Fund	Maximize long-term capital appreciation.
International Growth Fund	Seek long-term growth.
Developing Markets Growth Fund	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when Sit Investment Associates, Inc. (the “Adviser” or “SIA”) becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing

72	SIT MUTUAL FUNDS ANNUAL REPORT

of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Funds’ Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on an accrual basis, including level-yield amortization of long-term bond premium and discount using the effective yield method.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2023 is included with the Funds’ schedules of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statements of operations.

JUNE 30, 2023	73

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2023 (Continued)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At June 30, 2023, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced Fund	$15,247,538	($1,729,439)	$13,518,099	$35,812,771
Dividend Growth Fund	52,345,693	(3,937,640)	48,408,053	182,299,721
Global Dividend Growth Fund	21,105,440	(457,079)	20,648,361	27,218,263
Large Cap Growth Fund	104,258,102	(1,440,437)	102,817,665	60,028,114
ESG Growth Fund	3,698,432	(148,390)	3,550,042	5,611,741
Mid Cap Growth Fund	95,098,136	(3,942,148)	91,155,988	95,182,680
Small Cap Dividend Growth Fund	6,770,571	(1,432,202)	5,338,369	16,114,595
Small Cap Growth Fund	48,747,724	(4,121,879)	44,625,845	65,248,442
International Growth Fund	8,676,548	(767,712)	7,908,836	18,591,624
Developing Markets Growth Fund	3,360,307	(1,114,181)	2,246,126	7,827,408

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2023 and 2022 was as follows:

74	SIT MUTUAL FUNDS ANNUAL REPORT

Year Ended June 30, 2023:
	Ordinary Income	Long Term Capital Gain	Total
Balanced Fund	$619,854	$1,601,210	$2,221,064
Dividend Growth Fund (Class I)	2,683,114	19,091,190	21,774,304
Dividend Growth Fund (Class S)	241,918	2,130,893	2,372,811
Global Dividend Growth Fund (Class I)	446,552	—	446,552
Global Dividend Growth Fund (Class S)	31,454	—	31,454
Large Cap Growth Fund	—	4,952,920	4,952,920
ESG Growth Fund (Class I)	23,820	96,959	120,779
ESG Growth Fund (Class S)	19,181	97,269	116,450
Mid Cap Growth Fund	—	5,106,424	5,106,424
Small Cap Dividend Growth Fund (Class I)	236,730	383,106	619,836
Small Cap Dividend Growth Fund (Class S)	61,510	121,113	182,623
Small Cap Growth Fund	—	1,688,086	1,688,086
International Growth Fund	337,000	116,404	453,404
Developing Markets Growth Fund	176,000	46,145	222,145

Year Ended June 30, 2022:
	Ordinary Income	Long Term Capital Gain	Total
Balanced Fund	$682,176	$2,274,137	$2,956,313
Dividend Growth Fund (Class I)	3,242,312	22,439,549	25,681,861
Dividend Growth Fund (Class S)	349,898	2,818,447	3,168,345
Global Dividend Growth Fund (Class I)	334,135	—	334,135
Global Dividend Growth Fund (Class S)	22,870	—	22,870
Large Cap Growth Fund	4,575	10,817,703	10,822,278
ESG Growth Fund (Class I)	23,120	48,536	71,656
ESG Growth Fund (Class S)	15,486	44,262	59,748
Mid Cap Growth Fund	—	26,173,363	26,173,363
Small Cap Dividend Growth Fund (Class I)	170,582	1,267,749	1,438,331
Small Cap Dividend Growth Fund (Class S)	38,830	390,273	429,103
Small Cap Growth Fund	1,227,477	18,447,720	19,675,197
International Growth Fund	72,739	—	72,739
Developing Markets Growth Fund	14,001	238,775	252,776

As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)
Balanced Fund	$176,536	—	$13,518,099
Dividend Growth Fund	909,847	$4,313,255	48,408,053
Global Dividend Growth Fund	223,446	—	20,648,361
Large Cap Growth Fund	122,457	3,071,010	102,817,665
ESG Growth Fund	46,347	—	3,550,042
Mid Cap Growth Fund	—	—	91,155,988
Small Cap Dividend Growth Fund	69,342	—	5,338,369
Small Cap Growth Fund	—	1,826,605	44,625,845
International Growth Fund	281,702	104,016	7,908,836
Developing Markets Growth Fund	89,176	33,582	2,246,126

JUNE 30, 2023	75

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2023 (Continued)

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Distributable Earnings	Additional Paid-in Capital
Mid Cap Growth Fund	$368,691	($368,691)
Small Cap Growth Fund	273,856	(273,856)

Net capital loss carryovers and late year losses, if any, as of June 30, 2023, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2023, were as follows:

	Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred
	Short-Term	Long-Term	Ordinary	Capital
Balanced Fund	—	—	—	$333,530
Global Dividend Growth Fund	$167,196	$504,010	—	—
ESG Growth Fund	—	121,879	—	—
Mid Cap Growth Fund	—	—	$102,823	421,587
Small Cap Dividend Growth Fund	—	—	14,022	27,401
Small Cap Growth Fund	—	—	211,955	199,211

For the year ended June 30, 2023, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
International Growth Fund	$93,954	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

76	SIT MUTUAL FUNDS ANNUAL REPORT

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2023, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
Balanced Fund	$11,039,673	$6,950,434	$8,860,252	$10,299,887
Dividend Growth Fund	—	112,974,144	—	121,340,275
Global Dividend Growth Fund	—	3,000,309	—	2,564,768
Large Cap Growth Fund	—	4,192,346	—	11,788,126
ESG Growth Fund	—	545,872	—	547,549
Mid Cap Growth Fund	—	12,104,800	—	24,768,100
Small Cap Dividend Growth Fund	—	2,920,056	—	2,929,440
Small Cap Growth Fund	—	13,928,142	—	15,604,485
International Growth Fund	—	1,906,835	—	1,803,505
Developing Markets Growth Fund	—	89,378	—	69,978

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with SIA, under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fees	Net of Adviser’s Voluntary Fee Waiver
Balanced Fund	1.00%	0.80%
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth Fund	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth Fund	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	0.90%
Small Cap Growth Fund	1.50%	N/A
International Growth Fund	1.50%	0.85%
Developing Markets Growth Fund	2.00%	0.95%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of the Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of such shares.

JUNE 30, 2023	77

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2023 (Continued)

Effective January 1, 2022, the Adviser has agreed to voluntarily limit the management fee of the Balanced Fund to 0.80%, the Small Cap Dividend Growth Fund to 0.90% (prior to January 1, 2022, the limitation was 1.00%), the International Growth Fund to 0.85% and the Developing Markets Growth Fund to 0.95% (prior to January 1, 2022, the limitation was 1.40%) for the period through June 30, 2024 of the Fund’s daily average net assets, respectively.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00% and the ESG Growth Fund to 1.00% for the period through June 30, 2024 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The Adviser, affiliates of the Adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2023:

	Shares	% Shares Outstanding
Balanced Fund	441,660	25.7
Dividend Growth Fund	1,850,745	11.7
Global Dividend Growth Fund	520,165	24.7
Large Cap Growth Fund	854,374	30.6
ESG Growth Fund	479,794	91.2
Mid Cap Growth Fund	4,578,882	49.6
Small Cap Dividend Growth Fund	733,597	48.9
Small Cap Growth Fund	1,094,651	60.1
International Growth Fund	743,781	57.6
Developing Markets Growth Fund	311,944	49.6

(5)	Credit Facility

The Funds, together with the 4 bond Sit Mutual Funds managed by SIA, are borrowers in a $20 million credit facility (Credit Facility) maturing November 28, 2023. The Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Credit Facility, each Fund shall pay interest charged on any borrowings made by the Fund. During the year ended June 30, 2023, the Funds did not use the Credit Facility.

(6)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except the Balanced Fund) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2023, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth Fund	$7,534	$11
Large Cap Growth Fund	341	—
Mid Cap Growth Fund	457	—
Small Cap Growth Fund	7	—
Developing Markets Growth Fund	82	—

78	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund

Sit Mid Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund (collectively, the Funds), including the schedules of investments, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota
August 17, 2023

JUNE 30, 2023	79

EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable) and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 to June 30, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period * (1/1/23- 6/30/23)

Balanced Fund
Actual	$1,000	$1,131.50	$4.23
Hypothetical	$1,000	$1,020.83	$4.01

Dividend Growth Fund
Actual
Class I	$1,000	$1,081.10	$3.61
Class S	$1,000	$1,080.20	$4.90
Hypothetical
Class I	$1,000	$1,021.32	$3.51
Class S	$1,000	$1,020.08	$4.76

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,137.50	$5.30
Class S	$1,000	$1,135.40	$6.62
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Large Cap Growth Fund
Actual	$1,000	$1,264.60	$5.61
Hypothetical	$1,000	$1,019.84	$5.01

ESG Growth Fund
Actual
Class I	$1,000	$1,183.90	$5.41
Class S	$1,000	$1,182.10	$6.76
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Mid Cap Growth Fund
Actual	$1,000	$1,130.60	$6.60
Hypothetical	$1,000	$1,018.60	$6.26

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,094.30	$4.67
Class S	$1,000	$1,093.60	$5.97
Hypothetical
Class I	$1,000	$1,020.33	$4.51
Class S	$1,000	$1,019.09	$5.76

80	SIT MUTUAL FUNDS ANNUAL REPORT

	Beginning Account Value (1/1/23)	Ending Account Value (6/30/23)	Expenses Paid During Period * (1/1/23- 6/30/23)

Small Cap Growth Fund
Actual	$1,000	$1,131.30	$7.93
Hypothetical	$1,000	$1,017.36	$7.50

International Growth Fund
Actual	$1,000	$1,139.90	$4.51
Hypothetical	$1,000	$1,020.58	$4.26

Developing Markets Growth Fund
Actual	$1,000	$1,069.20	$4.87
Hypothetical	$1,000	$1,020.08	$4.76

*

Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S, and Developing Markets Growth Funds; 0.80%, for the Balanced Fund; 1.00% for the Global Dividend Growth, Class I, Large Cap Growth, and ESG Growth, Class I Funds; 0.90% for the Small Cap Dividend Growth, Class I Fund; 1.25% for Global Dividend Growth, Class S, ESG Growth, Class S, and Mid Cap Growth Funds; 1.15% for the Small Cap Dividend Growth, Class S Fund; 1.50% for Small Cap Growth Fund; and 0.85% for International Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

JUNE 30, 2023	81

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2022 to June 30, 2023 is as follows:

Fund	Percentage
Balanced Fund	52.6%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	94.4
Large Cap Growth Fund	0.0
ESG Growth Fund	99.0
Mid Cap Growth Fund	0.0
Small Cap Dividend Growth Fund	100.0
Small Cap Growth Fund	0.0
International Growth Fund	8.5
Developing Markets Growth Fund	40.6

For the year ended June 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided by the American Taxpayer Relief Act of 2012. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the lower dividend income tax rates.

Fund	Percentage
Balanced Fund	60.3%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	0.0
ESG Growth Fund	100.0
Mid Cap Growth Fund	0.0
Small Cap Dividend Growth Fund	100.0
Small Cap Growth Fund	0.0
International Growth Fund	100.0
Developing Markets Growth Fund	98.6

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2023. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$1,601,210
Dividend Growth Fund	21,222,083
Global Dividend Growth Fund	—
Large Cap Growth Fund	4,952,920
ESG Growth Fund	194,228
Mid Cap Growth Fund	5,106,424
Small Cap Dividend Growth Fund	504,220
Small Cap Growth Fund	2,502,875
International Growth Fund	220,420
Developing Markets Growth Fund	46,145

82	SIT MUTUAL FUNDS ANNUAL REPORT

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund and Sit Small Cap Dividend Growth Fund each have a Board of Directors (together, the “Boards”) and officers. Pursuant to Minnesota law, the Boards are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The stock Funds’ Statement of Additional Information has additional information about the directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)

INTERESTED DIRECTOR:
Roger J. Sit (2) Age: 61 Chairman and President	Chairman since 2008; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	The Huntington National Bank.

INDEPENDENT DIRECTORS:
Edward M. Giles Age: 87 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 89	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 82 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) from 2014 – 2017, and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 75 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present.	14	None.
Barry N. Winslow Age: 75 Director	Director since 2010 or the Fund’s inception, if later.	Board member, TCF Financial Corporation, July 2014 to July 2019.	14	None.

JUNE 30, 2023	83

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited) (Continued)

Name, Age and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)

OFFICERS:
Mark H. Book Age: 60 Vice President – Investments of Balanced Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 54 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce Doty Age: 56 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 57 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Paul E. Rasmussen Age: 62 Vice President, Treasurer, Secretary & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 57 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 54 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 63 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until a successor is duly elected and shall qualify.
[2]

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Funds’ investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

84	SIT MUTUAL FUNDS ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Adviser uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULES OF INVESTMENTS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

JUNE 30, 2023	85

[This page is intentionally left blank.]

86	SIT MUTUAL FUNDS ANNUAL REPORT

[This page is intentionally left blank.]

JUNE 30, 2023	87

[This page is intentionally left blank.]

88	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report June 30, 2023 INVESTMENT ADVISER Sit Investment Associates, Inc. 80 S. Eighth Street Suite 3300 Minneapolis, MN 55402 CUSTODIAN The Bank Of New York Mellon 111 Sanders Creek Parkway Syracuse, NY 13057 TRANSFER AGENT AND DISBURSING AGENT Sit Mutual Funds Attention: 534459 500 Ross Street, 154-0520 Pittsburgh, PA 15262 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Minneapolis, MN GENERAL COUNSEL Faegre Drinker Biddle & Reath LLP Minneapolis, MN Sit Mutual Funds 1-800-332-5580 www.sitfunds.com SIT STOCK 6-2023

Item 2:    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:    Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:    Principal Accountant Fees and Services.

(a)  –  (d)  Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2023				2022
	Audit	Audit	Tax	Other	Audit	Audit	Tax	Other
	Fees	Related	Fees	Fees	Fees	Related	Fees	Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	$27,500	0	$6,825	0	$26,100	0	$6,500	0
Sit Balanced Fund (series B)	30,550	0	6,825	0	29,200	0	6,500	0
Sit Developing Markets Growth Fund (series C)	27,500	0	6,825	0	26,100	0	6,500	0
Sit Small Cap Growth Fund (series D)	27,500	0	6,825	0	26,100	0	6,500	0
Sit Dividend Growth Fund (series G)	33,500	0	6,825	0	32,200	0	6,500	0
Sit Global Dividend Growth Fund (series H)	27,500	0	6,825	0	26,100	0	6,500	0
Sit Small Cap Dividend Growth Fund (series I)	27,500	0	6,825	0	26,100	0	6,500	0
Sit ESG Growth Fund (series J)	27,500	0	6,825	0	26,100	0	6,500	0

Total Sit Mutual Funds, Inc.	229,050	0	54,600	0	218,000	0	52,000	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)  (1)  The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)  No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h)  The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:    Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:    Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:    Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.    Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:    Controls and Procedures.

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13:    Exhibits:

 (a)  The following exhibits are attached to this Form N-CSR:

(2)

A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

 (b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 22, 2023

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman
Date August 22, 2023